SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. __)

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Glen Burnie Bancorp

(Name of Registrant as Specified in Its Charter)

N/A

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April 12, 2019

Dear Fellow Stockholder:

You are cordially invited to attend the 2019 Annual Meeting of Stockholders of Glen Burnie Bancorp (the “Company”) to be held at The Bank of Glen Burnie, 101 Crain Highway, SE, Glen Burnie, Maryland on Thursday, May 9, 2019 at 2:00 p.m., Eastern Time.

The accompanying notice and proxy statement describe the formal business to be transacted at the meeting which includes electing three directors; authorizing the Board of Directors to accept the auditors selected by the Audit Committee for the 2019 fiscal year; approving the Company’s 2019 Equity Incentive Plan; voting on a non-binding resolution approving the compensation of executive officers named in the accompanying proxy statement (commonly referred to as “say on pay”); voting on the desired frequency of stockholder “say on pay” votes; and transacting such other business as may properly come before the Annual Meeting or any adjournments thereof.

Enclosed with this proxy statement are a proxy card and an Annual Report to Stockholders for the 2018 fiscal year. During the meeting, we will report on the operations of the Company’s wholly-owned subsidiary, The Bank of Glen Burnie. Directors and officers of the Company as well as representatives of TGM Group LLC, our independent auditors, will be present to respond to any questions the stockholders may have.

ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. YOU CAN ALSO VOTE ONLINE AT WWW.INVESTORVOTE.COM/GLBZ. YOU WILL NEED YOUR CONTROL NUMBER TO VOTE ONLINE (ON PROXY CARD). This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares you own. If you plan to attend the meeting, please check the box on the enclosed form of proxy.

Sincerely,

John E. Demyan	John D. Long
Chairman	President and Chief
Executive Officer

GLEN BURNIE BANCORP

101 Crain Highway, S.E.

Glen Burnie, Maryland 21061

(410) 766-3300

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 9, 2019

NOTICE IS HEREBY GIVEN that the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Glen Burnie Bancorp (the “Company”) will be held at The Bank of Glen Burnie, 101 Crain Highway, SE, Glen Burnie, Maryland on Thursday, May 9, 2019 at 2:00 p.m., Eastern Time.

A proxy statement and proxy card for the Annual Meeting accompany this notice.

The Annual Meeting has been called for the following purposes:

1.	To elect three directors;

2.	To authorize the Board of Directors to accept the selection of the Audit Committee of an outside auditing firm for the 2019 fiscal year;

3.	To adopt the 2019 Equity Incentive Plan;

4.	To vote on a non-binding resolution approving the compensation of the executive officers named in the proxy statement;

5.	To cast a non-binding vote on the frequency of stockholder votes on the compensation of the executive officers named in the proxy statement; and

6.	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 27, 2019 are the only stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

You are requested to complete and sign the accompanying proxy card, which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy card will not be used if you attend and vote at the Annual Meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS

Michelle Stambaugh
secretary

Glen Burnie, Maryland

April 12, 2019

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU CAN ALSO VOTE ONLINE AT WWW.INVESTORVOTE.COM/GLBZ. YOU WILL NEED YOUR CONTROL NUMBER TO VOTE ONLINE (ON PROXY CARD).

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to Be Held on May 9, 2019

The Notice of Annual Meeting of Stockholders, Proxy Statement, Form of Proxy, and 2018 Annual Report are available at www.edocumentview.com/GLBZ.

PROXY STATEMENT

OF

GLEN BURNIE BANCORP

101 Crain Highway, S.E.

Glen Burnie, Maryland 21061

ANNUAL MEETING OF STOCKHOLDERS

May 9, 2019

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of Glen Burnie Bancorp (the “Company”) to be used at the 2019 Annual Meeting of Stockholders of the Company and any adjournments or postponements thereof (hereinafter called the “Annual Meeting”) which will be held at The Bank of Glen Burnie, 101 Crain Highway, SE, Glen Burnie, Maryland on Thursday, May 9, 2019 at 2:00 p.m., Eastern Time. The accompanying Notice of Annual Meeting and form of proxy and this Proxy Statement are being first mailed to stockholders on or about April 12, 2019.

VOTING AND REVOCABILITY OF PROXIES

Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are given, signed proxies will be voted for the nominees named below, for the proposal to authorize the Board of Directors to accept the selection of the Audit Committee of an outside auditing firm for the 2019 fiscal year, for the adoption of the 2019 Equity Incentive Plan, for the approval of the compensation of the named executive officers, and for a submission of approval of executive compensation to stockholders every three years. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

Stockholders who execute proxies retain the right to revoke them at any time prior to being voted. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to Michelle Stambaugh, the Secretary of the Company, at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder at the Annual Meeting will not revoke such stockholder’s proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The securities entitled to vote at the Annual Meeting consist of the Company’s common stock, par value $1.00 per share (the “Common Stock”). Stockholders of record as of the close of business on March 27, 2019 (the “Record Date”) are entitled to one vote for each share then held. At the Record Date, the Company had 2,817,821 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting. Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”). The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by all persons who were known to the Company to beneficially own more than 5% of the Common Stock outstanding at the Record Date.

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Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership[1]		Percent of Shares of Common Stock Outstanding

John E. Demyan	284,749	[2]	10.12%
101 Crain Highway, S.E.
Glen Burnie, Maryland 21061

Marrian K. McCormick	148,557	[3]	5.28%
8 Oak Lane
Glen Burnie, Maryland 21061

Wellington Management Company, LLP	153,145	[4]	5.44%
280 Congress Street
Boston, Massachusetts 02210

1Rounded to nearest whole share. For purposes of this table, a person is deemed to be the beneficial owner of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals or group exercise sole voting and investment power over the shares of the Common Stock.

2Includes 283,749 shares held by Mr. Demyan individually and 1,000 shares held by Mrs. Demyan.

3 Includes 1,461 shares held by Mrs. McCormick individually, 11,942 shares held by Mrs. McCormick for the benefit of minor children, 20,242 shares held by Mrs. McCormick as trustee of the McCormick Family Trust, and 114,912 shares held by Mrs. McCormick as one of the trustees for The Kuethe Family Educational Trust.

4Includes 153,145 shares held by Wellington Management with shared power to vote or to direct the vote.

PROPOSAL I — ELECTION OF DIRECTORS

The Board of Directors currently consists of 11 directors. Under the Company’s Articles of Incorporation, directors are divided into three classes and elected for terms of three years each and until their successors are elected and qualified. The Board has nominated Thomas Clocker, Joan M. Rumenap, and Julie Mussog for election as directors to serve for terms of three years each and until their successors are elected and qualified. Under Maryland law, directors are elected by a plurality of all votes cast at a meeting at which a quorum is present.

Unless contrary instruction is given, the persons named in the proxies solicited by the Board of Directors will vote each such proxy for the election of the named nominees. If any of the nominees is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board may recommend or the Board may reduce the size of the Board to eliminate the vacancy. At this time, the Board does not anticipate that any nominee will be unable to serve.

The following table sets forth, for each nominee and each continuing director, his or her name, age as of the Record Date, the year he or she first became a director of the Company, the expiration of his or her current term, and whether such individual has been determined by the Board to be “independent” as defined in Rule 5605(a)(2) of the NASDAQ Stock Market Rules. Each nominee and continuing director is also a member of the Board of Directors of The Bank of Glen Burnie (the “Bank”) and GBB Properties, Inc. (“GBB Properties”). There are no known arrangements or understandings between any director or nominee for director of the Company and any other person pursuant to which such director or nominee has been selected as a director or nominee.

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		Director	Current Term
Name	Age	Since	to Expire	Independent

Board Nominees for Term to Expire in 2022

Thomas Clocker	84	1995	2019	Yes
Joan M. Rumenap	61	2018	2019	Yes
Julie Mussog	44	—	—	Yes

Directors Continuing in Office

John E. Demyan	71	1995	2020	No
Charles Lynch, Jr.	65	2003	2020	Yes
Frederick W. Kuethe, III	59	1992	2020	Yes
Mary Louise Wilcox	71	1997	2020	Yes
Andrew Cooch	63	2014	2021	Yes
Norman E. Harrison	73	2005	2021	Yes
John D. Long	63	2016	2021	No
Stanford D. Hess	76	2018	2021	Yes

Presented below is certain information concerning the nominees and directors continuing in office. Unless otherwise stated, all directors and nominees have held the positions indicated for at least the past five years.

Thomas Clocker is a retired businessman and the former owner/operator of Angel’s Food Market in Pasadena, Maryland. He served on the Mid-Atlantic Food Association’s board of directors for nine years and is a founding member of the Pasadena Business Association. Mr. Clocker is actively involved in the community as a supporter of local schools, athletic associations and scouting groups. Mr. Clocker is well qualified to serve as a member of the Company’s Board due to his business experience, knowledge of the Bank’s market and involvement in the communities served by the Bank.

Joan M. Rumenap holds a Master of Business Administration degree from the University of Maryland. Since September 2016, Ms. Rumenap has been a support broker with Accessible Resources for Independence, which provides support and services to people with disabilities in Anne Arundel and Howard counties, and since July 2014 she has also served part-time as a personal advocate with By Their Side, an organization which works with Marylanders with intellectual/developmental disabilities and their families to assure that their needs are addressed. From August 2014 until September 2016, Ms. Rumenap served as grants officer for Ancient and Accepted Scottish Rite in Baltimore City. From September 2002 through March 2014, she was Director of Special Projects for Abilities Network, which assists individuals with disabilities in Maryland to achieve their personal goals and reach their maximum potential. Ms. Rumenap also serves on various committees and community organizations and was recognized by The Glen Burnie Rotary Club in 2017 as a Service Above Self Community Service Award recipient. Ms. Rumenap is well qualified to serve as a member of the Company’s Board due to her extensive knowledge of the Bank’s market and involvement in the communities served by the Bank.

Julie Mussog is a Certified Public Accountant and since February 2019 has served as Senior Vice President of MuniCap, Inc., a public finance consulting firm based in Columbia, Maryland. From November 2016 until February 2019, Ms. Mussog served as President and Chief Executive Officer of the Anne Arundel Economic Development Corporation, and from 2013 until November 2016, she was Controller for Anne Arundel County. Ms. Mussog holds a Bachelor of Business Administration and a Master of Business Administration from the University of Michigan’s Ross School of Business. She is active in numerous civic and community organizations, including Leadership Anne Arundel, Junior League of Annapolis and the Eastport Civic Association. Ms. Mussog is well qualified to serve as a member of the Company’s Board due to her extensive financial management experience and familiarity with the communities served by the Bank.

John E. Demyan has been Chairman of the Board of the Company, the Bank and GBB Properties since 1995. He previously served as a director of the Company and the Bank from 1990 through 1994. He completed the Maryland Banking School in 1994. He is the owner and manager of commercial and residential properties in northern Anne Arundel County, Maryland. Mr. Demyan holds certificates as an airline transport pilot and flight instructor. He is an active volunteer with Angel Flight Mid-Atlantic, an organization that provides free air transportation for medical treatments to individuals who have exhausted their resources as a result of their medical condition. Mr. Demyan is a lifetime member of the 100 Club. Mr. Demyan is well qualified to serve as a member of the Company’s Board due to his familiarity with the Bank’s business and industry, knowledge of the Bank’s market and involvement in the communities served by the Bank.

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Charles Lynch, Jr. is President of The General Ship Repair Corporation in Baltimore, Maryland and has over 40 years of experience in marine engineering and ship repair. He holds a Bachelor of Science degree in Industrial Engineering, with a minor in Ocean Engineering, from the University of Miami and serves on the Baltimore Maritime Museum’s Board of Directors. Mr. Lynch is well qualified to serve as a member of the Company’s Board due to his extensive business experience and knowledge of the Company’s market and involvement in the communities served by the Bank.

Frederick W. Kuethe, III has been a Vice President of the Company since 1995 and a director of the Bank since 1988. Mr. Kuethe has worked in software design and systems integration at Northrop Grumman Corp. since 1981. He is a graduate of the Maryland Banking School. Mr. Kuethe is well qualified to serve as a member of the Company’s Board due to his familiarity with the Bank’s business and industry and knowledge of the Bank’s market.

Mary Louise Wilcox is a retired teacher from the Anne Arundel County Public School system where she had last been teaching at Belle Grove Elementary School in Brooklyn Park, Maryland. Currently, Mrs. Wilcox is a member of a family owned LLC which manages commercial property in northern Anne Arundel County. She is actively involved in her church where she has served on multiple committees, including the Vestry, the Finance, and the Endowment committees. Also active in her community, Mrs. Wilcox served on the Glen Burnie Improvement Association’s Carnival Banking Committee for over 50 years, as well as participating in other Carnival committees in the past, and most recently, assisting in the carnival treasury office during carnival week. Ms. Wilcox is well qualified to serve as a member of the Company’s Board due to her knowledge of the Company’s market and involvement in the communities served by the Bank.

Andrew Cooch is a partner in the Law Office of Cooch & Bowers, P.A. and Owner/Director of Progressive Title Corporation. He also serves on the Board of Richcroft, Inc. and is the immediate past chair of the Board of Directors of Bello Machre, Inc. (both of which are Maryland-based non-profit providers of residential services to the developmentally disabled). Mr. Cooch was previously Vice President of Maryland Land Title Association and was previously on the Board of Maryland Affordable Housing Trust. Mr. Cooch received a Juris Doctorate in 1981 from the University of Baltimore, School of Law. Mr. Cooch is well qualified to serve as a member of the Company’s Board due to his business experience, knowledge of the Bank’s market and involvement in the communities served by the Bank.

Norman E. Harrison, Jr., has 48 years of experience as a Certified Public Accountant. Mr. Harrison is presently an Accounting Consultant. He was a founding partner of Harrison & Company, LLC a public accounting firm specializing in auditing, accounting, taxes and consulting. Prior to opening his company, Mr. Harrison was a senior partner responsible for managing the Baltimore office of Stegman & Company, P.A., a large regional public accounting firm. Mr. Harrison is a life member of the American Institute of Certified Public Accountants and the Maryland Association of Certified Public Accountants. He currently serves and has served as an advisory board or board member of several non-profit organizations and a privately held corporation. Mr. Harrison received a Bachelor of Science degree in Accounting in 1970 from the University of Baltimore. Presently, Mr. Harrison is chairman of the Audit Committee. Mr. Harrison is well qualified to serve as a member of the Company’s Board due to his extensive finance and accounting experience.

John D. Long became President and Chief Executive Officer of the Company and the Bank on April 1, 2016, when he also became a director. Prior to that date, he was Executive Vice President of the Company and the Bank since February 8, 2016. From October 2014 until February 2016, Mr. Long was an independent consultant advising commercial banks. Mr. Long served as Senior Group Manager at PNC Bank, N.A. from 2009 through 2014 and from 2000 until 2009 he served as Senior Vice President at Mercantile Mortgage Corporation. Mr. Long received a Bachelor of Science degree in Accounting and Business Administration from Washington and Lee University in 1978 and became a Maryland Certified Public Accountant in 1983. Mr. Long is well qualified to serve as a member of the Company’s Board due to his more than 40 years of experience in the banking industry.

Stanford D. Hess has been a member of the Baltimore law firm, Neuberger, Quinn, Gielen, Rubin & Gibber, P.A., since 1995, focusing on business planning and transactions as well as commercial real estate. Mr. Hess has also served as Executive Vice President and legal counsel for Antwerpen Automotive Group since 2000. Throughout his career, Mr. Hess has served a variety of clients including business and real estate transactions, automotive dealers, general contractors, and banking institutions throughout the Baltimore and Mid-Atlantic region. His banking experience includes serving as chairperson of the State Commission to Study the Regulatory Structure of Banking, Savings and Loan and Small Loan Industries. He also served as a member of the Governor’s Advisory Panel to Study the Movement towards Electronic Funds Transfer. Mr. Hess is well qualified to serve as a member of the Company’s Board due to his extensive and relevant business experience.

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CORPORATE GOVERNANCE

The Board of Directors periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency, and maintains full compliance with the laws, rules and regulations which govern the Company’s operations.

Meetings and Committees of the Board of Directors

Board of Directors. The Board of Directors holds regular monthly meetings and special meetings as needed. During the year ended December 31, 2018, the Board met 12 times. No incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors held during 2018 and the total number of meetings held by all committees on which the director served during such year. Board members are expected to attend the Annual Meeting of Stockholders, and all incumbent directors serving at that time attended the 2018 Annual Meeting of Stockholders.

The Board has numerous committees, each of which meets at scheduled times, including the following committees:

Audit Committee. The Bank’s Audit Committee acts as the audit committee for the Company and for 2018 and through the date of the Annual Meeting consists of Directors Norman E. Harrison, Jr., Karen B. Thorwarth, Thomas Clocker and Andrew Cooch. During the year ended December 31, 2018, the Audit Committee met 20 times.

The Audit Committee monitors internal accounting controls, meets with the Bank’s Internal Auditor to review internal audit findings, recommends independent auditors for appointment by the Board, and meets with the Company’s independent auditors regarding these internal controls to assure full disclosure of the Company’s financial condition. Each member of the Audit Committee is independent, as defined in Rule 5605(a)(2) of the NASDAQ Stock Market Rules and under the criteria for independence set forth in Rule 10A-3(b)(1) promulgated by the Securities and Exchange Commission (SEC) under the Exchange Act, and otherwise meets the criteria for Audit Committee membership set forth in applicable NASDAQ rules. In addition, each member of the Audit Committee is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. The Board of Directors has examined the SEC’s definition of “audit committee financial expert” and determined that Norman E. Harrison satisfies this definition. Accordingly, Mr. Harrison has been designated by the Board of Directors as the Company’s audit committee financial expert.

The Board of Directors of the Company has adopted a written charter for the Audit Committee, which is available on the Bank’s website, www.thebankofglenburnie.com.

Employee Compensation and Benefits Committee. The Bank’s Employee Compensation and Benefits Committee acts as the compensation committee for the Company, and for 2018 and through the date of the Annual Meeting is composed of Directors Thomas Clocker, Norman E. Harrison, Jr., Charles F. Lynch ,Jr., Karen Thorwarth, Andrew Cooch, and Stanford Hess. This Committee met five times during 2018. The purpose of the Compensation Committee is to evaluate and ascertain the appropriateness of compensation levels pertaining to the officers of the Bank other than the Chief Executive Officer and the other executive officers of the Bank. The compensation levels of all executive officers, other than the Chief Executive Officer, are recommended by the Chief Executive Officer for deliberation and approval of the Committee prior to submission to the full Board. The compensation levels of the Chief Executive Officer and the other executive officers of the Bank are reviewed by the full Board of Directors and must be approved by a majority of the independent directors. No executive officer is present during deliberations or voting on his/her compensation. The Board has adopted a written charter for the Employee Compensation and Benefits Committee, which is available on the Bank’s website, www.thebankofglenburnie.com.

During 2018, the Employee Compensation and Benefits Committee engaged the services of ChaseCompGroup as its independent advisor on matters of executive and board compensation, reporting directly to the Committee. ChaseCompGroup provides no other remunerated services to the Company or any of its affiliates.

Nominations. The independent members of the Company’s Board of Directors acts as a nominating committee for the annual selection of its nominees for election as directors, and the Board held three (3) meetings during 2018. The Board has not adopted a charter with respect to the nominating committee function. The Board of Directors believes that the interests of the Company’s shareholders are served by relegating the nominations process to the Board members who are independent from management. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company’s stockholders for nominees, nor established any procedures for this purpose. In considering prospective nominees, the Board of Directors will consider the prospect’s relevant financial and business experience, familiarity with and participation in the Bank’s market area, the integrity and dedication of the prospect, prospective nominee’s independence and other factors the Board deems relevant. The Board of Directors will apply the same criteria to nominees recommended by stockholders as those recommended by the Board. Nominations by stockholders must comply with certain informational requirements set forth in Article III, Section 1 of the Company’s Bylaws. See “Stockholder Proposals” elsewhere in this Proxy Statement.

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Director Compensation

Director’s Fees. Currently, directors are paid a fee of $1,250 for each combined regular or special meeting of the Company and the Bank attended, with fees paid for one excused absence. Mr. Demyan was compensated at the rate of $68,797 per annum for the additional responsibilities of serving as the Chairman of the Board. Directors (other than Mr. Demyan and Mr. Long who receive no fees for board or committee meetings) are paid an additional $300 chairman fee, an additional $350 for the Audit chairman and $250 for audit committee members, or $200 member fee, as applicable, for each committee meeting.

The following table summarizes the compensation paid to directors other than those included in the Summary Compensation Table below, for the fiscal year ended December 31, 2018:

	Fees Earned or	All Other
Name	Paid in Cash(1)	Compensation		Total
(a)	(b)	(g)		(h)

Thomas Clocker	$24,950	—		$24,950
Andrew Cooch	$23,000	—		$23,000
Karen B. Thorwarth	$24,500	—		$24,500
John E. Demyan[1]	$68,797	$9,039	[1]	$77,836
Joan M. Rumenap	$5,000	—		$5,000
Charles Lynch, Jr.	$19,400	—		$19,400
F. W. Kuethe, III	$26,600	—		$26,600
Mary Louise Wilcox	$18,800	—		$18,800
Norman E. Harrison, Jr.	$26,200	—		$26,200
Stanford D. Hess	$7,600	—		$7,600
Edward L. Maddox	$3,700	—		$3,700

1Mr. Demyan’s fees earned or paid in cash include a bonus of $13,750, and his other compensation consists of: (a) $3,151 employee health plan benefits (including health and dental); (b) $3,123 as a 5% employer contribution and $1,383 as an employer matching contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan; (c) $937 employer match for the 401(K) contribution by the employee; (d) $44 representing the dollar value to Mr. Demyan of premiums on a term life insurance policy for his benefit, and (e) $401 for disability insurance benefits.

Transactions with Management

Certain directors, executive officers and significant stockholders of the Company, and members of their immediate families, were depositors, borrowers or customers of the Bank in the ordinary course of business during 2018. Similar transactions are expected to occur in the future. All such transactions were made in the ordinary course of business of the Bank and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collection or present other unfavorable features.

The Bank’s Internal Audit Department reviews all loan transactions with directors, officers and employees of the Bank and members of their immediate families to verify that they are fair and reasonable, on market terms, on an arms-length basis and comply with all applicable regulations including Federal Reserve Board Regulation O which governs such loans. The Internal Audit Department also provides the Board of Directors with semi-annual reports of all loans outstanding to employees, officers, and directors which reports are reviewed by the entire Board at a regularly scheduled meeting.

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Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics that is designed to promote the highest standards of ethical conduct by the Company’s and the Bank’s directors, executive officers and employees. The Code of Business Conduct and Ethics has been posted on the Bank’s website, www.thebankofglenburnie.com.

Communications with the Board

The Board of Directors has not established a formal process for stockholders to send communications to the Board. Due to the infrequency of stockholder communications to the Board, the Board does not believe that a formal process is necessary. Furthermore, almost all of the Company’s Board members are residents of or work in the communities served by the Bank and where most of the Company’s stockholders reside, and therefore are accessible to the great majority of the Company’s stockholders.

Leadership Structure and Risk Oversight

While the Board believes that there are various structures which can provide successful leadership to the Company, we currently have separate individuals serving in the roles of Chairman of the Board and Chief Executive Officer in recognition of the differences between the two roles.

The CEO is responsible for setting the strategic direction for the Company and the day-to-day leadership of the Company, while the Chairman of the Board provides guidance to the CEO and presides over meetings of the full Board. This structure is appropriate at this time to the Company’s business because it reflects the Company and industry experience and vision brought to the Board of Directors by the Chairman, and the day-to-day management direction of the Company under our CEO.

Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board meets regularly with management to discuss strategy and the risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company's management and affairs through its standing committees and, when necessary, special meetings of independent directors.

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SECURITIES OWNERSHIP OF MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of the shares of Common Stock as of the Record Date by (i) each executive officer of the Company named in the Summary Compensation Table included elsewhere in this Proxy Statement, (ii) each current director and each nominee for election as a director and (iii) all directors and executive officers of the Company as a group.

	Amount And Nature of		Percent of
Name	Beneficial Ownership[1]		Class

Thomas Clocker	10,848		0.39%
Andrew Cooch	1,050		0.04%
Karen B. Thorwarth	2,889	[2]	0.10%
John E. Demyan	284,749	[3]	10.12%
Frederick W. Kuethe, III	138,026	[4]	4.90%
Mary Louise Wilcox	18,862		0.67%
Norman E. Harrison, Jr.	3,825	[5]	0.14%
Charles Lynch, Jr.	37,880	[6]	1.35%
Joan M. Rumenap	51,628		1.83%
Stanford D. Hess	100		0.00%
John D. Long	7,839		0.28%
Julie Mussog	-		-
Michelle Stambaugh	2,798	[7]	0.10%
Jeffrey D. Harris	-		-
Andrew Hines	-		-
Donna Smith	-		-
All directors, nominees and executive officers as a group (16 persons)	560,494		19.92%

1Rounded to nearest whole share. For the definition of “beneficial ownership,” see footnote (1) to the table in the section entitled “Voting Securities and Principal Holders Thereof.” Unless otherwise noted, ownership is direct and the named individual has sole voting and investment power.

2Includes 2,067 shares as to which Mrs. Thorwarth shares voting and investment power.

3See footnote (2) to the table in the section entitled “Voting Securities and Principal Holders Thereof”.

4Includes 21,004 shares as to which Mr. Kuethe shares voting and investment power and 658 shares held by Mrs. Kuethe. There are 114,912 shares held by Mr. Kuethe as one of the trustees for The Kuethe Family Educational Trust.

5Includes 3,725 shares as to which Mr. Harrison shares voting and investment power.

6Includes 13,006 shares held for the benefit of two minor children and 2,236 shares held by Mrs. Lynch. Each disclaims beneficial ownership to the shares owned individually by the other.

7Includes 2,074 shares as to which Mrs. Stambaugh shares voting and investment power and 724 shares held by Mr. Stambaugh individually.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to regulations promulgated under the Exchange Act, the Company’s officers, directors and persons who own more than ten percent of the outstanding Common Stock (“Reporting Person”) are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based on the Company’s review of such reports which the Company received during the last fiscal year, or written representations from Reporting Persons that no annual report of change in beneficial ownership was required, the Company believes that during the last fiscal year, all persons subject to such reporting requirements have complied with the reporting requirements other than a late Form 3 filed by Joan M. Rumenap following her election as a director, a late Form 3 and a late Form 4 reporting one acquisition filed by Stanford D. Hess following his election as a director and a Form 4 reporting three sales transactions totally 1,174 shares not timely filed by Thomas Clocker.

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EXECUTIVE COMPENSATION

Summary Compensation Table

In this Proxy Statement, the “named executive officers” means the following individuals: (i) each individual who served as the Company’s Chief Executive Officer during 2018; (ii) the Company’s two most highly compensated executive officers in 2018, other than the Chief Executive Officer, who were serving as executive officers as of December 31, 2018 whose total compensation during 2018 exceeded $100,000; and (iii) up to two additional individuals whose total compensation during 2018 exceeded $100,000, who would have been included in the table as the highest compensated executive officers but were not serving as executive officers as of December 31, 2018. The following table sets forth information regarding the total compensation paid or earned by the named executive officers for the fiscal years ended December 31, 2018 and 2017:

Name and				All Other
Principal Position	Year	Salary	Bonus[1]	Compensation		Total
(a)	(b)	(c)	(d)	(i)		(j)

John D. Long	2018	$267,692	$33,533	$41,7922	[2]	$343,017
President and Chief Executive Officer	2017	$251,154	-	$34,5592	[2]	$285,713
Andrew Hines	2018	$175,015	$34,266	$32,3023	[3]	$241,583
Executive Vice President and Chief Lending Officer	2017	$166,771	-	$26,3253	[3]	$193,096
Jeffrey D. Harris	2018	$165,563	$28,798	$15,2074	[4]	$209,568
Senior Vice President and Chief Financial Officer	2017	$112,196	-	$2,5234	[4]	$114,719
Donna Smith	2018	$135,867	$37,700	$14,4785	[5]	$188,045
Senior Vice President and Director of Branch & Deposit Operations	2017	$126,335	-	$9,3975	[5]	$135,732
Michelle Stambaugh	2018	$126,511	$35,986	$13,8556	[6]	$176,352
Senior Vice President and Director of HR	2017	$124,203	-	$9,6196	[6]	$133,822

(1)	Each executive’s bonus amount is determined based on performance factors commensurate with the executive’s position. The following portions of each executive officer’s reflected bonus amount for the fiscal year ended December 31, 2018 was paid in 2019: $22,642 for Mr. Long; $20,324 for Mr. Hines; $19,261 for Mr. Harris; $20,645 for Ms. Smith; and $19,277 for Ms. Stambaugh.
(2)	Mr. Long’s “All Other Compensation” for 2018 consisted of: $13,750 as a 5% employer contribution and $6,151 as an employer matching contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan; an employer match for the employee 401(K) contribution of $4,178; and $16,449 health plan benefits (including health and dental), $89 term life insurance benefits, and $1,175 disability insurance benefits. Mr. Long’s “All Other Compensation” for 2017 consisted of: $12,558 as a 5% employer contribution and $3,767 as an employer matching contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan; and $17,049 health plan benefits (including health and dental), $89 term life insurance benefits, and $1,096 disability insurance benefits.
(3)	Mr. Hines’ “All Other Compensation” for 2018 consisted of: $9,448 as a 5% employer contribution and $4,163 as an employer matching contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan; an employer match for the employee 401(K) contribution of $2,625; $14,802 for health plan benefits (including health and dental); $89 term life insurance benefits; and $1,175 disability insurance benefits. Mr. Hines was appointed Executive Vice President on January 12, 2017. Mr. Hines’s “All Other Compensation” for 2017 consisted of: $8,339 as a 5% employer contribution and $2,502 as an employer matching contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan; $89 term life insurance benefits; and $14,299 for health plan benefits (including health and dental), and $1,096 disability insurance benefits.
(4)	Mr. Harris’ “All Other Compensation” for 2018 consisted of: $8,755 as a 5% employer contribution and $2,561 as an employer matching contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan; an employer match for the employee 401(K) contribution of $2,627; $89 term life insurance benefits; and $1,175 disability insurance benefits. Mr. Harris’ “All Other Compensation” for 2017 consisted of: $1,824 as a 5% employer contribution and $547 as an employer matching contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan; $59 term life insurance benefits; and $93 disability insurance benefits. Mr. Harris started employment with The Bank of Glen Burnie on March 30, 2017.

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(5)	Ms. Smith’s “All Other Compensation” for 2018 consisted of: $7,646 as a 5% employer contribution and $3,274 as an employer matching contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan; an employer match for the employee 401(K) contribution of $2,294; $89 term life insurance benefits, and $1,175 disability insurance benefits. Ms. Smith’s “All Other Compensation” for 2017 consisted of: $6,317 as a 5% employer contribution and $1,895 as an employer matching contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan; $89 term life insurance benefits, and $1,096 disability insurance benefits.
(6)	Ms. Stambaugh’s “All Other Compensation” for 2018 consisted of: $7,161 as a 5% employer contribution and $3,131 as an employer matching contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan; $89 term life insurance benefits; an employer match for the employee 401(K) contribution of $2,148; $151 for health plan benefits (including health, dental and EAP), and $1,175 disability insurance benefits. Ms. Stambaugh’s “All Other Compensation” for 2017 consisted of: $6,210 as a 5% employer contribution and $1,863 as an employer matching contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan; $89 term life insurance benefits; $216 representing the dollar value to Ms. Stambaugh of the premiums on a term life insurance policy for her benefit; $145 for health plan benefits (including health, dental and EAP), and $1,096 disability insurance benefits.

Change in Control Severance Plan

The Company and the Bank maintain a Change in Control Severance Plan. All employees, including the named executive officers, and Board members of the Company, the Bank and affiliates of the Company or Bank who, on the date of a change in control, are not parties to an employment agreement or change in control severance agreement with the applicable employer, are eligible to participate in the Plan. A “change in control” is defined as any one of the following events: (i) the acquisition of ownership, holding or power to vote more than 25% of the Company’s voting stock, (ii) the acquisition of the ability to control the election of a majority of the Bank’s or the Company’s directors, (iii) the acquisition of a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a “group” (within the meaning of Section 13(d) of the Exchange Act, or (iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the board of directors of the Bank or the Company (excluding individuals whose election or nomination for election as a member of the existing board was approved by a vote of at least two-thirds of the continuing directors then in office) cease for any reason to constitute at least two-thirds thereof.

Under the terms of the Plan, in the event the individual voluntarily terminates his/her employment within two years following a change in control, or in the event the individual’s employment is terminated by the Bank (or its successor) for any reason, other than cause, within two years following a change in control, the individual is entitled to receive the benefits specified in the Plan based on the individual’s position with the employer and, in some instances, years of service on the date of the change in control. The payment will be made either in a lump sum or in installments, at the option of the individual. Under the Plan, upon a change in control, Mr. Long and Mr. Hines would receive an amount equal to the aggregate present value of 2.99 times their average annual taxable compensation from the Company for the prior five complete years, Ms. Stambaugh would receive an amount equal to 130 weeks of her gross weekly salary as of the date of termination. Mr. Harris and Ms. Smith would receive 104 weeks of their gross weekly salary as of the date of termination. In addition, Mr. Harris, Ms. Stambaugh and Ms. Smith would receive $10,000 toward the premiums for their COBRA medical insurance coverage following the termination of employment if they elected to receive COBRA benefits. Mr. Harris, Ms. Stambaugh and Ms. Smith’s cash payment and COBRA benefits may not exceed 2.99 times their average annual taxable compensation from the Company for the prior five complete years.

If change in control payments were triggered today, the named executive officers would receive the following amounts: Mr. Long, $743,746; Mr. Hines, $442,511; Mr. Harris, $326,677; Ms. Stambaugh, $321,622, and Ms. Smith $259,734.

Employee Stock Purchase Plan

All employees, including the named executive officers, are eligible to participate in the Company’s Employee Stock Purchase Plan at levels determined by the Bank’s human resources department and commensurate with each employee’s salary level. The Board believes that by making shares of the Company’s stock available to employees at a discounted price, employees become vested in the successful financial performance of the Bank and the Company.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed with management the annual audited financial statements of the Company and its subsidiaries.

The Audit Committee has discussed with TGM Group LLC, the independent auditors for the Company for 2018, the matters required to be discussed by Statement on Auditing Standards No. 1301, Communications with the Audit Committee issued by the Public Company Accounting Oversight Board. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Rule 3526, Communication with Audit Committees Concerning Independence, as adopted by the Public Company Accounting Oversight Board and has discussed with the independent auditors the independent auditors’ independence.

The Audit Committee discussed and reviewed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by Auditing Standard 1301: Communication with Audit Committees promulgated by the Public Company Accounting Oversight Board.

Based on the foregoing review and discussions, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year 2018 for filing with the Securities and Exchange Commission.

Audit Committee
Norman E. Harrison, Jr., Chairman	Thomas Clocker
Karen B. Thorwarth	Andrew Cooch

PROPOSAL II — AUTHORIZATION FOR APPOINTMENT OF AUDITORS

Selection of Auditors

TGM Group LLC was the Company’s independent auditing firm for the 2018 fiscal year. A representative of TGM Group LLC is expected to be present at the Annual Meeting to respond to questions from stockholders and will have the opportunity to make a statement if he or she so desires. The Board of Directors recommends a vote FOR the proposal to authorize the Board of Directors to accept the selection of the Audit Committee of an outside auditing firm for the ensuing year.

Disclosure of Independent Auditor Fees

The following is a description of the fees billed to the Company by TGM Group LLC (“TGM”) during the years ended December 31, 2017 and 2018:

Audit Fees. Audit fees include fees paid by the Company to TGM in connection with the annual audit of the Company’s consolidated financial statements, and review of the Company’s quarterly interim financial statements. Audit fees also include fees for services performed by TGM that are closely related to the audit and in many cases could only be provided by our independent auditors. Such services include consents related to SEC and other regulatory filings. The aggregate fees billed to the Company by TGM for audit services rendered to the Company for the years ended December 31, 2017 and December 31, 2018 totaled $105,842 and $99,197, respectively.

Audit Related Fees. Audit related services include accounting consultations and employee benefit plan audits. The aggregate fees billed to the Company by TGM for audit related services rendered to the Company for the years ended December 31, 2017 and December 31, 2018 totaled $15,169 and $13,150, respectively.

Tax Fees. Tax fees include corporate tax compliance, counsel and advisory services. The aggregate fees billed to the Company by TGM for the tax related services rendered to the Company for the years ended December 31, 2017 and December 31, 2018 totaled $12,770 and $8,300, respectively.

All Other Fees. The aggregate fees billed to the Company by TGM for all other services rendered to the Company for matters such as general consulting services and services in connection with annual and special meetings of stockholders for the years ended December 31, 2017 and December 31, 2018 totaled $2,911 and $2,364, respectively.

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Approval of Independent Auditor Services and Fees

The Company’s Audit Committee reviews all fees charged by the Company’s independent auditors, and actively monitors the relationship between audit and non-audit services provided. The Audit Committee must pre-approve all audit and non-audit services provided by the Company’s independent auditors and fees charged.

PROPOSAL III – ADOPTION OF THE 2019 EQUITY INCENTIVE PLAN

The Plan

General. The Board of Directors has determined that it is advisable to provide equity-based incentive awards to the Company’s and its subsidiaries’ key employees, non-employee directors, consultants and advisors, thereby continuing to align the interests of such individuals with those of the stockholders. Accordingly, on March 14, 2019 the Board of Directors approved and adopted the Company’s 2019 Equity Incentive Plan (“Equity Incentive Plan”), subject to shareholder approval. A total of 75,000 shares of Common Stock have been reserved for issuance under the Equity Incentive Plan.

All statements made herein regarding the Equity Incentive Plan, which are only intended to summarize the Equity Incentive Plan, are qualified in their entirety by reference to the Equity Incentive Plan a copy of which is included as Appendix A to this Proxy Statement.

The Equity Incentive Plan is administered by the Compensation Committee of the Board of Directors (the “Committee”). A majority of the Committee shall constitute a quorum, and the acts of a majority shall be the acts of the Committee, and the Committee may delegate to certain senior executive officers of the Company the Committee’s authority, within limits it establishes, to grant awards to employees who are not subject to Section 16 of the Exchange Act. The Committee has the authority, within limitations as set forth in the Equity Incentive Plan, to interpret the terms of the Equity Incentive Plan and establish rules and regulations concerning the Equity Incentive Plan, to determine the persons to whom awards may be made or granted, the number of shares of Common Stock to be covered by each award, and the exercise price and other terms and provisions of awards option to be granted (as applicable). In addition, the Committee has the authority, subject to the terms of the Equity Incentive Plan, to determine the appropriate adjustments in the terms of each outstanding award in the event of a change in the shares of Common Stock or the Company’s capital structure or a change of control of the Company.

The Company does not have any current plans to issue specific awards under the Equity Incentive Plan to any of the named executive officers or any other specific individuals. However, to the extent awards are made to any of the named executive officers, a significant portion of the awards will be contingent on performance (based on goals determined by the Committee) with a minimum vesting period of one year. At minimum, 50% of any awards made to the President and Chief Executive Officer will be performance-based and have a minimum three-year vesting period. The Company may also require an additional holding period, once shares vest, in accordance with stock ownership policies in place. Named executive officers will be required to hold all vested and exercised equity awards for a minimum of twelve months.

Shares subject to awards granted under the Equity Incentive Plan, which expire, terminate, or are canceled without having been exercised in full become available again for award grants.

Awards granted under the Equity Incentive Plan may be either incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code, non-qualified stock options (“NQSOs”), Restricted Stock Awards (“RSAs”), Restricted Stock Units (“RSUs”), Stock Appreciation Rights (“SARs”), Performance Units or Performance Cash Awards as the Committee may determine.

Options. The exercise price of an option will be fixed by the Committee on the date of grant, except that (i) the exercise price of an ISO granted to any employee who owns (directly or by attribution) Shares possessing more than 10% of the total combined voting power of all classes of outstanding stock of the Company (a “10% Owner”) must be at least equal to 110% of the fair market value of the Shares on the date of grant, (ii) the exercise price of an ISO granted to any employee other than a 10% Owner must be at least equal to the fair market value of the Shares on the date of the grant, (iii) the exercise price of any stock option shall not be less than one hundred percent (100%) of the fair market value of the Shares subject to the option on the date the option is granted. Any options granted must expire within ten years from the date of grant.

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Restricted Stock Awards. Participants receiving Restricted Stock Awards are not required to pay the Company therefor (except for applicable tax withholding). RSA agreements will be in such form and will contain such terms and conditions, as the Committee deems appropriate. A participant who receives a RSA has all the rights of a stockholder with respect to such shares, including voting and dividend rights (provided that dividends on unvested restricted stock will be paid only if and when the restriction period lapses).

Restricted Stock Units. Restricted Stock Units are awards granted to a participant valued by reference to the fair market value of the Common Stock, and subject to vesting requirements. RSUs are payable in cash, shares of Common Stock or a combination thereof. Even to the extent a RSU is denoted by reference to shares of Common Stock and is payable in shares of Common Stock, the receipt of a RSU award does not constitute receipt of the underlying shares. Participants receiving RSUs are not required to pay the Company therefor (except for applicable tax withholding). RSU agreements will be in such form and will contain such terms and conditions, as the Committee deems appropriate. A participant who receives a RSU award does not have any rights of a stockholder with respect to such shares, including voting and dividend rights, unless provided otherwise by the Committee in the RSU award agreement.

Stock Appreciation Rights. Stock Appreciation Rights are awards granted to a participant and payable in cash, shares of Common Stock or a combination thereof. A SAR may be exercised only when the fair market value of a share exceeds the SAR exercise price (which cannot be less than the fair market value of the share on the date of grant). Subject to the provisions of the award agreement, upon the exercise of a SAR, the participant is entitled to receive, without any payment to the Company (except for required tax withholding), an amount equal to the product of multiplying (i) the number of shares with respect to which the SAR is exercised by (ii) an amount equal to the excess of (A) the fair market value per share on the date of exercise of the SAR over (B) the SAR exercise price. A participant who receives a SAR award does not have any rights of a stockholder with respect to any shares unless and until shares of Common Stock are issued to the participant in payment of the award.

Performance Units. Performance Units are awards granted to a participant valued by reference to the fair market value of the Common Stock or valued as a fixed dollar amount, and subject to achievement or satisfaction of one or more performance goals determined by the Committee. Performance Units are payable in cash, shares of Common Stock or a combination thereof. Even to the extent a Performance Unit is denoted by reference to Shares of Common Stock and is payable in shares of Common Stock, the receipt of a Performance Unit award does not constitute receipt of the underlying shares. A participant who receives a Performance Unit award does not have any rights to dividend equivalents with respect to such award, unless provided otherwise by the Committee in the Performance Unit award agreement.

Performance Cash Awards. A Performance Cash Award may be granted upon the attainment of one or more performance goals and on such other terms determined by the Committee and set forth in a Performance Cash Award agreement. The Committee is expressly authorized to grant Performance Cash Awards that are deferred compensation covered by Code Section 409A, as well as Performance Cash Awards that are not deferred compensation covered by Code Section 409A.

Federal Income Tax Aspects

The following discussion of United States federal income tax consequences of the issuance and exercise of options and other awards granted under the Equity Incentive Plan is based upon the provisions of the Code as in effect on the date of this Information Statement, current regulations and existing administrative rulings of the Internal Revenue Service, all of which are subject to change (perhaps with retroactive effect). It is not intended to be a complete discussion of all of the United States federal income tax consequences of these plans or of the requirements that must be met in order to qualify for the described tax treatment. In addition there may be foreign, state, and local tax consequences that are not discussed herein.

Incentive Stock Options. A participant will not recognize taxable income upon exercising an ISO except that the alternative minimum tax may apply. Upon a disposition of shares acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the grantee generally will recognize ordinary income equal to the lesser of (1) the excess of the fair market value of the shares at the date of exercise of the ISO over the exercise price or (2) the amount realized upon the disposition of the ISO shares over the exercise price. Otherwise, a grantee’s disposition of shares acquired upon the exercise of an ISO for which the statutory holding periods (defined as on or after the later of (a) the second anniversary of the date of grant of the ISO and (b) the first anniversary of the date of exercise of the ISO) are met generally will result in long-term capital gain or loss measured by the difference between the sale price and the grantee’s tax basis in such shares (the tax basis in the acquired shares of shares for which the ISO holding periods are met generally being the exercise price of the ISO).

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Non-Qualified Stock Options and Stock Appreciation Rights. The grant of a NQSO or SAR will create no tax consequences at the grant date for the participant or the Company. Upon exercising such an option or SAR, the grantee will recognize ordinary income equal to the excess of the fair market value of the vested shares (and/or cash or other property) acquired on the date of exercise over the exercise price, and will be subject to FICA (Social Security and Medicare) tax in respect of such amounts. A participant’s disposition of shares acquired upon the exercise of a NQSO or SAR generally will result in long- or short-term capital gain or loss measured by the difference between the sale price and the grantee’s tax basis in such shares (the tax basis in the acquired shares generally being the exercise price plus any amount recognized as ordinary income in connection with the exercise of the option).

Restricted Stock Units. A participant who is awarded a RSU (whether time-vested or subject to achievement of performance goals) will not be subject to income taxation at grant. Instead, the participant will be subject to income tax at ordinary rates on the fair market value of the shares (or the amount of cash) received on the date of delivery. The recipient will be subject to FICA (Social Security and Medicare) tax at the time any portion of such award is deemed vested for tax purposes. The fair market value of the shares (if any) received on the delivery date will be the participant’s tax basis for purposes of determining any subsequent gain or loss from the sale of the shares, and the recipient’s holding period with respect to such shares will begin at the delivery date. Gain or loss resulting from any sale of shares delivered to a participant will be treated as long- or short-term capital gain or loss depending on the holding period. If any dividend equivalent amounts are paid to the participant, they will be includible in the participant’s income as additional compensation (and not as dividend income) and will be subject to income and employment tax withholding.

Restricted Stock Awards. A participant of restricted stock generally will not be subject to income taxation at grant. Instead, upon lapse of the restrictions, the participant will recognize ordinary income equal to the fair market value of the shares on the date of lapse. The participant’s tax basis in the shares received will be equal to the fair market value of the shares on the date the restrictions lapse, and the participant’s holding period in such shares begins on the day after the restrictions lapse.

Cash Awards. A participant who receives a cash award will not recognize any taxable income for federal income tax purposes at grant. Any cash received pursuant to the award will be treated as compensation income received by the participant generally in the year in which the participant receives such cash, and such amount will generally be deductible by the Company or one of its subsidiaries.

Deduction. The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with the delivery of shares pursuant to a RSU or a Performance Unit, the exercise of an option or SAR or the lapse of restrictions on shares of restricted stock. The Company will not be entitled to any tax deduction with respect to an ISO if the recipient holds the shares for the ISO holding periods prior to disposition of shares, and is generally not entitled to a tax deduction for any award with respect to any amount that represents compensation in excess of $1 million paid to “covered employees” under Section 162(m) of the Code.

Section 409A. Some awards under the Equity Incentive Plan may be considered to be deferred compensation subject to special U.S. federal income tax rules (Section 409A of the Code). Failure to satisfy the applicable requirements under these provisions for awards considered deferred compensation would result in the acceleration of income and additional income tax liability to the recipient, including certain penalties. The Equity Incentive Plan and awards under the Equity Incentive Plan are intended to be designed and administered so that any awards under the Equity Incentive Plan that are considered to be deferred compensation will not give rise to any negative tax consequences to the recipient under these provisions.

Vote Required

The affirmative vote of holders of a majority of the all of the votes cast at a meeting at which a quorum is present is needed to approve the proposal. Consequently, abstentions and broker non-votes with respect to shares otherwise present at the Annual Meeting in person or by proxy will have no effect on the result of the vote although they will be considered present for purposes of determining the presence of a quorum.

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Board Approval

On March 14, 2019, the Board approved the Equity Incentive Plan, and directed that the Equity Incentive Plan be submitted to the Company’s Shareholders for action. The Board of Directors recommends a vote FOR approval of the Equity Incentive Plan.

PROPOSAL IV— ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

Regulation 14A under the Exchange Act requires that the Company seek an advisory, non-binding shareholder vote on the compensation of its named executive officers as disclosed in this Proxy Statement, and at the Company’s 2013 Annual Meeting, the Company’s stockholders approved a frequency of every three years for submission of vote on compensation to the stockholders. Accordingly, as required by the Exchange Act and the rules promulgated by the SEC, the Company is providing its stockholders with the opportunity to cast an advisory, non-binding vote on the compensation of the named executive officers, as disclosed in this proxy statement.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to endorse or not endorse the Company’s executive pay program and policies through the following resolution:

“Resolved, that the stockholders approve the compensation of the named executive officers, as disclosed in the compensation tables and related material in the Proxy Statement distributed in connection with this Meeting.”

The Employee Compensation and Benefits Committee and the Board believe that the Company’s compensation policies and procedures align with the long-term success of the Company and the interests of the stockholders.

Because the vote on this Proposal is advisory, it will not be binding on the Board and may not be construed as overruling a decision by the Board nor to create or imply any additional fiduciary duty by the Board. However, the Employee Compensation and Benefits Committee and the Board will take into account the outcome of the vote when considering future executive compensation arrangements.

This matter will be decided by the affirmative vote of a majority of the votes cast at the annual meeting. The affirmative vote of holders of a majority of the all of the votes cast at a meeting at which a quorum is present is needed to approve the proposal. Consequently, abstentions and broker non-votes with respect to shares otherwise present at the Annual Meeting in person or by proxy will have no effect on the result of the vote although they will be considered present for purposes of determining the presence of a quorum.

The Board of Directors recommends a vote FOR approval of the compensation of the named executive officers.

PROPOSAL V — ADVISORY VOTE ON THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

Regulation 14A under the Exchange Act also requires that, every six years, the Company seek an advisory, non-binding stockholder vote on whether stockholders would prefer “say-on-pay” advisory votes of the type described in Proposal IV every year, every two years, or every three years. As stated above, in 2013 the stockholders voted for a frequency of every three years, which the Board has adopted. Stockholders are now being provided another opportunity to cast an advisory vote on the frequency of the “say-on-pay” advisory vote. Stockholders will be afforded the next opportunity to vote on the frequency of the “say-on-pay” advisory vote in 2025. The voting instructions allow stockholders to choose the desired frequency.

This proposal, sometimes referred to as a “say-on-frequency” proposal, is the stockholders’ expression of how often they would like to be consulted for the non-binding vote on executive compensation. Stockholders will have the opportunity to vote for the following options for this proposal:  one year, two years, three years, or abstain.

As with Proposal IV, your vote is advisory and it will not be binding on the Company. However, the Employee Compensation and Benefits Committee and the Board will take into account the outcome of the vote when considering the frequency of future shareholder advisory votes on executive compensation.

The Board and the Employee Compensation and Benefits Committee value the input of stockholders on the Company’s compensation practices. However, they also believe that a three-year cycle would give shareholders, management and the Employee Compensation and Benefits Committee time to evaluate the effectiveness of executive compensation on long-term company performance. A three-year cycle would also provide the Committee sufficient time to thoughtfully respond to stockholders’ input, and to implement any appropriate changes to our executive compensation program and to evaluate the results of such changes before the next stockholder advisory vote. Therefore, after careful consideration, the Board and Employee Compensation and Benefits Committee believe that a three year review of executive officer compensation is in the best interest of the stockholders and the Company.

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On this Proposal, Stockholders are not voting to approve or disapprove the Board’s recommendation; rather Stockholders are requested to select a one year, two year, or three year frequency. The option that receives the highest number of votes cast by Stockholders will be deemed the preferred frequency for the advisory vote on the approval of compensation for the named executive officers. Consequently, abstentions and broker non-votes with respect to shares otherwise present at the Annual Meeting in person or by proxy will have no effect on the result of the vote.

The Board of Directors recommends a vote FOR approval of shareholder advisory votes on executive compensation once every three years.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the named proxies.

MISCELLANEOUS

The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation therefore.

The Company’s 2018 Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on the Record Date with this Proxy Statement. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference. A copy of the Company’s Form 10-K for the fiscal year ended December 31, 2018 as filed with the Securities and Exchange Commission will be furnished without charge to stockholders as of the Record Date upon written request to Chief Financial Officer, Glen Burnie Bancorp, 101 Crain Highway, S.E., Glen Burnie, Maryland 21061.

STOCKHOLDER PROPOSALS

Any stockholder desiring to present a proposal at the 2020 Annual Meeting of Stockholders and wishing to have that proposal included in the proxy statement for that meeting must submit the same in writing to the Secretary of the Company at 101 Crain Highway, S.E., Glen Burnie, Maryland 21061, in time to be received by December 12, 2019. The persons designated by the Company to vote proxies given by stockholders in connection with the Company’s 2020 Annual Meeting of Stockholders will not exercise any discretionary voting authority granted in such proxies on any matter not disclosed in the Company’s 2020 proxy statement with respect to which the Company has received written notice no later than February 25, 2020 that a stockholder (i) intends to present such matter at the 2020 Annual Meeting, and (ii) intends to and does distribute a proxy statement and proxy card to holders of such percentage of the shares of Common Stock required to approve the matter. If a stockholder fails to provide evidence that the necessary steps have been taken to complete a proxy solicitation on such matter, the Company may exercise its discretionary voting authority if it discloses in its 2020 proxy statement the nature of the proposal and how it intends to exercise its discretionary voting authority.

BY ORDER OF THE BOARD OF DIRECTORS

Michelle Stambaugh
secretary
Glen Burnie, Maryland
April 12, 2019

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Appendix A

Glen Burnie Bancorp

2019 Equity Incentive Plan

ARTICLE I

Establishment, Purpose and Duration

1.1          Establishment of the Plan.

(a)          Glen Burnie Bancorp, a Maryland corporation (the “Company”), hereby establishes the Glen Burnie Bancorp 2019 Equity Incentive Plan (the “Plan”). Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Section 2.1. The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Cash Awards to Key Employees of the Company or its Subsidiaries and the grant of Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Cash Awards to Non-Employee Directors of the Company or its Subsidiaries or to Consultants or Advisors to the Company or its Subsidiaries.

(b)          The Plan was adopted by the Board of Directors of the Company on March 14, 2019 and shall become effective on March 14, 2019, (the “Effective Date”), subject to the approval of the Plan by the Company’s shareholders. The Company does not have any other active equity plans as of the date of this adoption of the 2019 Equity Incentive Plan.

1.2         Purpose of the Plan. The purpose of the Plan is to promote the success of the Company and its subsidiaries by providing incentives to Key Employees, Non-Employee Directors, Consultants and Advisors that will promote the identification of their personal interests with the long-term financial success of the Company and with growth in shareholder value, consistent with the Company’s risk management practices. The Plan is designed to provide flexibility to the Company, including its subsidiaries, in its ability to attract, retain the services of, and motivate Key Employees, Non-Employee Directors, Consultants and Advisors upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

1.3         Equity Awards for Named Executive Officers. A significant portion of equity incentive awards to “named executive officers” (as defined in Item 402 of Regulation S-K promulgated by the SEC) will be contingent on performance with a minimum vesting period of one year. At minimum, 50% of our CEO’s annual equity awards will be performance-based and have a minimum three-year vesting period. The Company may also require an additional holding period, once shares vest, in accordance with Stock Ownership Policies in place. Named executive officers will be required to hold all vested and exercised equity awards for a minimum of twelve months.

1.4         Duration of the Plan. The terms of this Plan shall become effective on the Effective Date, as described in Section 1.1(b). No Award may be granted under the Plan after March 13, 2029. Awards outstanding on such date shall remain valid in accordance with their terms. The Board shall have the right to terminate the Plan at any time pursuant to Article XVI.

ARTICLE II

Definitions

2.1         Definitions. The following terms shall have the meanings set forth below:

(a)          “Advisor” means a natural person who provides bona fide advisory services to the Company or its Subsidiaries, provided the services are not in connection with a capital-raising transaction and the person does not directly or indirectly promote or maintain a market for the Company’s securities.

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(b)          “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Exchange Act.

(c)          “Agreement” means a written agreement or other instrument or document, which may be in electronic format, implementing the grant of an Award and setting forth the specific terms of an Award, and which is signed or acknowledged (including a signature or acknowledgment in electronic format) by an authorized officer of the Company and the Participant. The Company’s Chief Executive Officer, Chief Financial Officer, Chairman of the Committee, Chairman of the Board, and such other directors or officers of the Company as shall be designated by the Committee are hereby authorized to execute or acknowledge Agreements on behalf of the Company (including a signature or acknowledgment in electronic format) and to cause Agreements to be delivered to each Participant (including delivery in electronic format).

(d)          “Award” means a grant under this Plan of an Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, Performance Unit and/or Performance Cash Award.

(e)          “Award Date” means the date on which an Award is made (also referred to as “granted”) by the Committee under this Plan.

(f)          “Beneficiary” means the person designated by a Participant pursuant to Section 17.11.

(g)          “Board” means the Board of Directors of the Company, unless otherwise indicated.

(h)          “Cause” has the meaning set forth in any employment agreement, or, if none, in any change of control agreement, then in effect between the Participant and the Company or a subsidiary, if applicable, and, if the Participant has no such agreement or if such agreement does not define the term, “Cause” means the Participant’s (i) personal dishonesty, (ii) incompetence, (iii) willful misconduct, (iv) breach of a fiduciary duty involving personal profit, (v) intentional failure to perform stated duties, (vi) willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, (vii) conviction of a felony or of a misdemeanor involving moral turpitude, or (viii) misappropriation of the Company’s assets (determined on a reasonable basis and solely by the Board) or those of a subsidiary.

(i)          “Change of Control” shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied at any time after the Effective Date:

(1)           any person, including a “group” as defined in Section 13(d)(3) of the Exchange Act, becomes the owner or beneficial owner of Company securities having fifty percent (50%) or more of the combined voting power of the then outstanding Company securities that may be cast for the election of the Company’s directors other than as a result of an issuance of securities initiated by the Company, or open market purchases approved by the Board, as long as the majority of the Board approving the purchases is a majority at the time the purchases are made; or

(2)         as the direct or indirect result of, or in connection with, a tender or exchange offer, a merger or other business combination, a sale of assets, a contested election of directors, or any combination of these events, the persons who were directors of the Company before such events, or whose appointment or election to the Board after such events was approved by persons who constituted a majority of the Company’s Board immediately before the date of the appointment or election, cease to constitute a majority of the Company’s Board, or any successor’s board, within the twelve (12)-month period of the last of such transactions.

For purposes of this definition, a Change of Control occurs on the date on which an event described in (i) or (ii) occurs, provided that if a Change of Control occurs on account of a series of transactions or events, the Change of Control occurs on the date of the last of such transactions or events.

For purposes of this definition only, the term “person” means any individual, entity or group (within the meaning of Section 13(d)(3) of the Exchange Act), other than any employee benefit plan (or related trust) sponsored or maintained by the Company or any affiliated company, and “beneficial ownership” has the meaning given the term in Rule 13d-3 under the Exchange Act.

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(j)          “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(k)         “Committee” means the committee of the Board appointed by the Company to administer the Plan pursuant to Article III, which shall be the Compensation Committee of the Board of Directors of the Company, unless a subcommittee is required as provided below or unless the Board of Directors of the Company determines otherwise. All members of the Committee shall be “independent directors” under applicable listing standards of any national securities exchange or system on which the Stock is then listed or reported. For actions which require that all of the members of the Committee constitute “non-employee directors” as defined in Rule 16b-3, or any similar or successor rule, or “outside directors” within the meaning of Code Section 162(m)(4)(C)(i), as amended from time to time, the Committee shall consist of a subcommittee of at least two members of the Compensation Committee meeting such qualifications. In the event the Board of Directors of the Company exercises the authority of the Committee in connection with the Plan or an Award as contemplated by Section 3.1(a), the term “Committee” shall refer to the Board of Directors of the Company in connection with the Plan or with regard to that Award.

(l)          “Company” means Glen Burnie Bancorp or any successor thereto.

(m)        “Consultant” means a natural person who provides bona fide consulting services to the Company or its Subsidiaries, provided the services are not in connection with a capital-raising transaction and the person does not directly or indirectly promote or maintain a market for the Company’s securities.

(n)         “Disability” or “Disabled” means with respect to an Incentive Stock Option, a Disability within the meaning of Code Section 22(e)(3). As to all other Awards, the Committee shall determine whether a Disability exists and such determination shall be conclusive.

(o)         “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(p)         “Fair Market Value” of a Share means (i) the per Share price at the close of business on the applicable principal U.S. market on the relevant date if it is a trading date, or, if not, on the most recent date on which the Stock was traded prior to such date, as reported by the national securities exchange or system for the applicable principal U.S. market, or (ii) if, in the opinion of the Committee, this method is inapplicable or inappropriate for any reason, the fair market value as determined pursuant to a reasonable method adopted by the Committee in good faith for such purpose.

(q)         “Good Reason” has the meaning set forth in any employment agreement, or, if none, in any change of control agreement, then in effect between the Participant and the Company or a subsidiary, if applicable, and, if the Participant has no such agreement or if such agreement does not define the term, “Good Reason” means (i) a material diminution in the Participant’s authority, duties or responsibilities; (ii) a material diminution in the Participant’s base compensation; or (iii) a relocation of the primary location at which the Participant must perform services to a location that is more than fifty (50) miles away. The Participant is required to provide notice to the Company of the existence of a condition described in this Section 2.1(q) within a ninety (90) day period of the initial existence of the condition, upon the notice of which the Company shall have thirty (30) days to remedy the condition. If the condition is remedied within thirty (30) days, then “Good Reason” does not exist. If the condition is not remedied within thirty (30) days, then the Participant must resign within ninety (90) days of the expiration of the remedy period for “Good Reason” to exist.

(r)         “Incentive Stock Option” or “ISO” means an option to purchase Stock, granted under Article VI, which is designated as an incentive stock option and is intended to meet the requirements of, and qualify for favorable federal income tax treatment under, Code Section 422.

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(s)         “Key Employee” means an officer or other key employee of the Company or its Subsidiaries, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its Subsidiaries.

(t)         “Non-Employee Director” means an individual who is a member of the board of directors of the Company or any Subsidiary thereof who is not an employee of the Company or any Subsidiary thereof.

(u)        “Nonqualified Stock Option” means an option to purchase Stock, granted under Article VI, which is not intended to be an Incentive Stock Option and is so designated.

(v)        “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

(w)       “Participant” means a Key Employee, Non-Employee Director, Consultant or Advisor who has been granted an Award under the Plan and whose Award remains outstanding.

(x)        “Performance-Based Compensation Award” means any Award for which exercise, full enjoyment or receipt thereof by the Participant is contingent on satisfaction or achievement of the Performance Goal(s) applicable thereto. The terms and conditions of each Performance-Based Compensation Award, including the Performance Goal(s) and Performance Period, shall be set forth in an Agreement or in a subplan of the Plan that is incorporated by reference into an Agreement.

(y)        “Performance Cash Award” means an Award of cash granted to a Participant pursuant to Article XI.

(z)        “Performance Goal” means one or more performance measures or goals set by the Committee in its discretion for each grant of a Performance-Based Compensation Award. The extent to which such performance measures or goals are met will determine the amount or value of the Performance-Based Compensation Award that a Participant is entitled to exercise, receive or retain. For purposes of the Plan, a Performance Goal may be particular to a Participant, and may include any one or more of the following performance criteria, either individually, alternatively or in any combination, subset or component, applied to the performance of the Company as a whole or to the performance of a Subsidiary, division, strategic business unit, line of business or business segment, measured either quarterly, annually or cumulatively over a period of years or partial years, in each case as specified by the Committee in the Award: (i) Stock value or increases therein, (ii) total shareholder return, (iii) operating revenue, (iv) commodity revenue, (v) tangible book value or tangible book value growth, tangible book value per share or growth in tangible book value per share, (vi) earnings per share or earnings per share growth (before or after one or more of taxes, interest, depreciation and/or amortization), (vii) diluted earnings per share or earnings per share growth (before or after one or more of taxes, interest, depreciation and/or amortization), including fully diluted earnings per share after extraordinary events, (viii) net earnings, (ix) earnings and/or earnings growth (before or after one or more of taxes, interest, depreciation and/or amortization), operating earnings and/or operating earnings growth, (x) profits or profit growth (net profit, gross profit, operating profit, net operating profit, economic profit, profit margins or other corporate profit measures), (xi) cash flow, operating cash flow or free cash flow (either before or after dividends), (xii) cash from operations, (xiii) operating or other expenses or growth thereof, (xiv) operating efficiency, (xv) return on equity, (xvi) return on tangible equity or return on tangible common equity, (xvii) return on assets, net assets, capital or investment (including return on total capital or return on invested capital), (xviii) return on operating revenue, (xix) sales or revenues or growth thereof, (xx) deposits, loan and/or equity levels or growth thereof, (xxi) working capital targets, (xxii) assets under management or growth thereof, (xxiii) cost control measures, (xxiv) regulatory compliance, (xxv) gross, operating or other margins, (xxvi) efficiency ratio (as generally recognized and used for bank financial reporting and analysis), (xvii) operating ratio, (xxviii) income or net income, (xxix) operating income, (xxx) interest income, (xxxi) net interest income, (xxxii) net interest margin, (xxxiii) non-interest income, (xxxiv) non-interest expense, (xxxv) credit quality, net charge-offs and/or non-performing assets (excluding such loans or classes of loans as may be designated for exclusion), (xxxvi) percentage of non-accrual loans to total loans or net charge-off ratio, (xxxvii) provision expense, (xxxviii) productivity, (xxxix) customer satisfaction, (xl) satisfactory internal or external audits, (xli) improvement of financial ratings, (xlii) achievement of balance sheet or income statement objectives, (xliii) quality measures, (xliv) regulatory exam results, (xlv) achievement of risk management objectives, (xlvi) achievement of strategic performance objectives, (xlvii) achievement of merger or acquisition objectives, (xlviii) implementation, management or completion of critical projects or processes, (xlix) market capitalization, (l) total enterprise value (market capitalization plus debt), (li) economic value added, (lii) debt leverage (debt to capital), (lii) market share, or (liv) any component or components of the foregoing (including, without limitation, determination thereof, in the Committee’s sole discretion, with or without the effect of discontinued operations and dispositions of business units or segments, non-recurring items, material extraordinary items that are both unusual and infrequent, non-budgeted items, special charges, accruals for acquisitions, reorganization and restructuring programs and/or changes in tax law, accounting principles or other such laws or provisions affecting the Company’s reported results). Performance Goals may include a threshold level of performance below which no payment or vesting may occur, levels of performance at which specified payments or specified vesting will occur, and a maximum level of performance above which no additional payment or vesting will occur. Performance Goals may be absolute in their terms or measured against or in relationship to a pre-established target, the Company’s budget or budgeted results, previous period results, a market index, a designated comparison group of other companies comparably, similarly or otherwise situated, or any combination thereof. The Committee shall determine the Performance Period during which a Performance Goal must be met, and attainment of Performance Goals shall be subject to certification by the Committee. The Committee retains the discretion to adjust the compensation or economic benefit due upon attainment of Performance Goals and to adjust the Performance Goals themselves due to no-recurring events or extraordinary circumstances.

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(aa)        “Performance Period” means the time period during which a Performance Goal must be met in connection with a Performance-Based Compensation Award. Such time period shall be set by the Committee, provided, however, that the Performance Period shall not be less than one year, subject to applicable provisions regarding accelerated vesting events.

(bb)        “Performance Unit” means an Award, designated as a Performance Unit, granted to a Participant pursuant to Article X, valued by reference to the Fair Market Value of Stock or valued as a fixed dollar amount, and subject to achievement or satisfaction of one or more Performance Goals. Performance Units are payable in cash, Stock or a combination thereof. Even to the extent a Performance Unit is denoted by reference to Shares of Stock and is payable in Stock, the receipt of a Performance Unit Award does not constitute receipt of the underlying Shares.

(cc)        “Period of Restriction” means the period during which Shares of Restricted Stock are subject to a substantial risk of forfeiture and/or subject to limitations on transfer, pursuant to Article VII, or the period during which Restricted Stock Units are subject to vesting requirements, pursuant to Article VIII. The relevant restriction may lapse based on a period of time or after meeting performance criteria specified by the Committee, or both. When a Period of Restriction lapses solely based on a period of time, the length of such period of time shall not be less than one year, subject to applicable provisions regarding accelerated vesting.

(dd)        “Restricted Stock” means an Award of Stock granted to a Participant pursuant to Article VII, which is subject to a substantial risk of forfeiture and/or subject to limitations on transferability until the designated conditions for the lapse of such restrictions are satisfied.

(ee)        “Restricted Stock Unit” or “RSU” means an Award designated as a Restricted Stock Unit, which is a bookkeeping entry granted to a Participant pursuant to Article VIII, valued by reference to the Fair Market Value of Stock, and subject to vesting requirements. Restricted Stock Units are payable in cash, Stock or a combination thereof. Even to the extent a Restricted Stock Unit is denoted by reference to Shares of Stock and is payable in Stock, the receipt of a Restricted Stock Unit Award does not constitute receipt of the underlying Shares.

(ff)        “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, including any corresponding subsequent rule or any amendments enacted after the Effective Date.

(gg)        “SEC” means the United Stated Securities and Exchange Commission.

(hh)        “Stock” or “Shares” means the common stock of the Company.

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(iii)        “Stock Appreciation Right” or “SAR” means an Award, designated as a stock appreciation right, granted to a Participant pursuant to Article IX, and payable in cash, Stock or a combination thereof.

(jj)         “10% Shareholder” means a person who owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company. Indirect ownership of stock shall be determined in accordance with Code Section 424(d).

(kk)       For purposes of Incentive Stock Options, “Subsidiary” shall mean a corporation at least fifty percent (50%) of the total combined voting power of all classes of stock of which is owned by the Company, either directly or through one or more of its Subsidiaries. For purposes of all Awards other than Incentive Stock Options, “Subsidiary” shall mean any entity that would be considered a single employer with the Company within the meaning of Code Section 414(b) or Code Section 414(c), except to the extent a different definition is required under Code Section 409A.

ARTICLE III

Administration

3.1          The Committee.

(a)         The Plan shall be administered by the Committee, which shall have all powers necessary or desirable for such administration. To the extent required by Rule 16b-3, all Awards shall be made by members of the Committee who are “non-employee directors” as that term is defined in Rule 16b-3, or by the Board. In the event the Board determines that a member of the Committee (or any applicable subcommittee) was not an “independent director” under applicable listing standards of any national securities exchange or system on which the Stock is then listed or reported, was not a “non-employee director” as defined in Rule 16b-3, and/or was not an “outside director” as that term is defined for purposes of Code Section 162(m)(4)(C)(i), as applicable, on the Award Date, such determination shall not invalidate the Award and the Award shall remain valid in accordance with its terms. Except as required under Section 2.1(x), any authority granted to the Committee may also be exercised by the full Board.

(b)         The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In addition to any other powers and, subject to the provisions of the Plan, the Committee shall have the following specific powers: (i) to determine the terms and conditions upon which the Awards may be made and exercised; (ii) to determine all terms and provisions of each Agreement, which need not be identical; (iii) to construe and interpret the Agreements and the Plan, including the ability to resolve any ambiguities and define any terms; (iv) to establish, amend or waive rules or regulations for the Plan’s administration; (v) in limited circumstances, generally involving death, disability, termination of employment (including retirement) or a Change of Control, to accelerate the exercisability of any Award or the termination of any Period of Restriction or other restrictions imposed under the Plan to the extent permitted by Code Section 409A; and (vi) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. The interpretation and construction of any provisions of the Plan or an Agreement by the Committee shall be final and conclusive. In the event of a conflict or inconsistency between the Plan and any Agreement, the Plan shall govern, and the Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.

(c)         The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

(d)         The Committee, in its discretion, may delegate to the Chief Executive Officer of the Company (acting alone) all or part of the Committee’s authority and duties with respect to Awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegee that were consistent with the terms of the Plan.

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3.2           Selection of Participants. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Key Employees, Non-Employee Directors, Consultants and Advisors as may be selected by the Committee. Each Award shall be evidenced by an Agreement.

3.3           Decisions Binding. All determinations and decisions made by the Board or the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding.

3.4           Rule l6b-3 Requirements. Notwithstanding any provision of the Plan to the contrary, the Board or the Committee may impose such conditions on any Award, and amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b-3.

3.5           Indemnification of Committee. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company and its Subsidiaries.

ARTICLE IV

Stock Subject to the Plan

4.1          Number of Shares.

(a)         Subject to adjustment as provided in Article XIII, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 75,000 Shares. Except as provided in Section 4.2, the issuance of Shares in connection with the exercise of, or as other payment for, Awards under the Plan shall reduce the number of Shares available for future Awards under the Plan.

(b)         Subject to adjustment as provided in Article XIII, no more than an aggregate of 75,000 Shares may be issued pursuant to the exercise of Incentive Stock Options granted under the Plan (including shares issued pursuant to the exercise of Incentive Stock Options that are the subject of disqualifying dispositions within the meaning of Code Sections 421 and 422).

4.2           Lapsed Awards or Forfeited Shares. If any Award granted under this Plan terminates, expires, or lapses for any reason other than by virtue of exercise or settlement of the Award, or if Shares issued pursuant to Awards are forfeited, any Stock subject to such Award again shall be available for the grant of an Award under the Plan.

4.3           Use of Shares as Payment of Exercise Price or Taxes. Shares withheld by the Company, delivered by the Participant, or otherwise used to pay the Option Price pursuant to the exercise of an Option or the SAR Exercise Price pursuant to the exercise of a SAR shall not be available for future Awards under the Plan. Shares withheld by the Company, delivered by the Participant, or otherwise used to satisfy payment of withholding taxes associated with an Award shall not be available for future Awards under the Plan. To the extent Shares are delivered or withheld pursuant to the exercise of an Option or a SAR, the number of underlying Shares as to which the exercise related shall be counted against the number of Shares available for future Awards under the Plan, as opposed to counting only those Shares issued upon exercise.

4.4           Per-Participant Annual Limit. The maximum number of Shares with respect to which Awards may be granted in any calendar year to any Participant during such calendar year shall be 10,000 in the aggregate, provided, however, that the maximum number of Shares with respect to which Awards may be granted in any calendar year to any Non-Employee Director shall be 5,000 in the aggregate. The maximum dollar amount of cash Awards granted in any calendar year to any Participant shall be $100,000 in the aggregate.

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4.5           No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award thereunder. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

4.6           Holding Period. Shares acquired by an “executive officer” of the Company (as defined in Rule 3b-7 of the Exchange Act) in connection with an Award under the Plan may be subject to a holding period following the applicable payment, vesting or exercise date of the Award in accordance with the terms of the Company’s Stock Ownership Policy or similar policy as such may be in effect from time to time. If at any time, there is no such policy in effect at the Company or such policy does not provide for a minimum holding period, the terms of any holding period will be set forth in the Award Agreement.

ARTICLE V

Eligibility

Persons eligible to participate in the Plan include (i) all employees of the Company and its Subsidiaries (including any entity that becomes a Subsidiary after the Effective Date) who, in the opinion of the Committee, are Key Employees, (ii) all Non-Employee Directors, and (iii) all individuals providing bona fide consulting or advisory services to the Company or its Subsidiaries (including any entity that becomes a Subsidiary after the Effective Date) who, in the opinion of the Committee, are Consultants or Advisors. The grant of an Award shall not obligate the Company to pay a Key Employee, Non-Employee Director, Consultant or Advisor any particular amount of remuneration, to continue the employment of a Key Employee or the service of a Non-Employee Director, Consultant or Advisor after the grant, or to make further grants to a Key Employee, Non-Employee Director, Consultant or Advisor at any time thereafter.

ARTICLE VI

Stock Options

6.1           Grants of Options. Subject to the terms and provisions of the Plan, Options may be granted to such Key Employees, Non-Employee Directors, Consultants or Advisors at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant, provided, however, that only Nonqualified Stock Options may be granted to Non-Employee Directors, Consultants and Advisors.

6.2           Option Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the type of Option granted, the Option Price (as hereinafter defined), the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of the Option, and such other provisions as the Committee shall determine, provided, however, that, if the exercisability of an Option is subject solely to time-based conditions, the length of such period of time shall not be less than one year, subject to applicable provisions regarding accelerated vesting. The Agreement shall specify whether the Option is intended to be an Incentive Stock Option or Nonqualified Stock Option, provided, however, that if an Option is intended to be an Incentive Stock Option but fails to be such for any reason, it shall continue in full force and effect as a Nonqualified Stock Option. No Option may be exercised after the expiration of its term or, except as set forth in the Participant’s stock option Agreement, after the termination of the Participant’s employment or service. The Committee shall set forth in the Participant’s Agreement when, and under what circumstances, an Option may be exercised after termination of the Participant’s employment or period of service, provided that no Incentive Stock Option may be exercised after (a) three months from the Participant’s termination of employment with the Company for reasons other than Disability or death, or (b) one year from the Participant’s termination of employment on account of Disability or death. The Committee may, in its sole discretion, amend a previously granted Incentive Stock Option to provide for more liberal exercise provisions, provided, however, that if the Incentive Stock Option as amended no longer meets the requirements of Code Section 422, and, as a result the Option no longer qualifies for favorable federal income tax treatment under Code Section 422, the amendment shall not become effective without the written consent of the Participant.

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6.3           Option Price. The exercise price per share of Stock covered by an Option (“Option Price”) shall be determined by the Committee subject to the limitations described in this Section 6.3 and the Plan. The Option Price shall not be less than 100% of the Fair Market Value of such Stock on the Award Date. In addition, an ISO granted to a Key Employee who, at the time of grant, is a 10% Shareholder, shall have an Option Price which is at least equal to 110% of the Fair Market Value of the Stock on the Award Date.

6.4          Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant, provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary of its Award Date. In no event shall an ISO granted to a Key Employee who, at the time of grant, is a 10% Shareholder, be exercisable later than the tenth (10th) anniversary of its Award Date.

6.5          Exercisability.

(a)         Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Participants.

(b)         An Incentive Stock Option, by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Award Date) of the Stock with respect to which Incentive Stock Options are exercisable by the Participant for the first time during the calendar year does not exceed $100,000 (the “Limitation Amount”). Incentive Stock Options granted under the Plan and all other plans of the Company and any Subsidiary shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Committee may impose such conditions, as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a calendar year exceed the Limitation Amount, the excess Options will be treated as Nonqualified Stock Options to the extent permitted by law.

6.6          Method of Exercise. Options shall be exercised by the delivery of a written notice to the Company in the form (which may be electronic) prescribed by the Committee (or its delegee) setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares and payment of (or an arrangement satisfactory to the Company for the Participant to pay) any tax withholding required in connection with the Option exercise. The Option Price shall be payable to the Company in full either (a) in cash, (b) by delivery of Shares of Stock that the Participant has previously acquired and owned valued at Fair Market Value at the time of exercise, (c) by delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company, from the sale proceeds with respect to the sale of Stock, the amount necessary to pay the Option Price and, if necessary, applicable withholding taxes, (d) by the Company withholding Shares otherwise issuable upon the exercise valued at Fair Market Value at the time of exercise, or (e) by a combination of the foregoing. As soon as practicable, after receipt of written notice and payment of the Option Price and completion of payment of (or an arrangement satisfactory to the Company for the Participant to pay) any tax withholding required in connection with the Option exercise, the Company shall, in the Committee’s discretion, either deliver to the Participant stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant’s name, or deliver the appropriate number of Shares in book-entry or electronic form.

6.7          Restrictions on Stock Transferability. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under the applicable federal securities law, under the requirements of any national securities exchange or system on which the Stock is then listed or reported, and under any blue sky or state securities laws applicable to such Shares. The Committee may specify in an Agreement that Stock delivered on exercise of an Option is Restricted Stock or Stock subject to a buyback right by the Company in the amount of, or based on, the Option Price therefor in the event the Participant does not complete a specified service period after exercise.

6.8          Nontransferability of Options.

(a)         In general, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than upon the death of the Participant in accordance with Section 17.11. Further, Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

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(b)         Notwithstanding the provisions of Section 6.8(a) and subject to federal and state securities laws, including Rule 16b-3, the Committee may grant or amend Nonqualified Stock Options that permit a Participant to transfer the Options to his spouse, lineal ascendants and/or lineal descendants, to a trust for the benefit of such persons, or to a partnership, limited liability company, or other entity the only partners, members, or interest-holders of which are such persons, provided that the Nonqualified Stock Option may not again be transferred other than to the Participant originally receiving the Option or to an individual, trust, partnership, limited liability company or other entity to which such Participant could have transferred the Option pursuant to this Section 6.8(b). Consideration may not be paid for the transfer of Options. The transferee of an Option shall be subject to all conditions applicable to the Option prior to its transfer. The Agreement granting the Option shall set forth the transfer conditions and restrictions. The Committee may impose on any transferable Option and on Stock issued upon the exercise of an Option such limitations and conditions as the Committee deems appropriate. Any such transfer supersedes any Beneficiary designation made under Section 17.11 with respect to the transferred Nonqualified Stock Options.

6.9           Disqualifying Disposition of Shares Issued on Exercise of an ISO. If a Participant makes a “disposition” (within the meaning of Code Section 424(c)) of Shares issued upon exercise of an ISO within two (2) years from the Award Date or within one (1) year from the date the Shares are transferred to the Participant, the Participant shall, within ten (10) days of disposition, notify the Committee (or its delegee) in order that any income realized as a result of such disposition can be properly reported by the Company on IRS forms W-2 or 1099.

6.10         Shareholder Rights. A Participant holding Options shall have no right to vote the underlying Shares, no right to receive dividends on the underlying Shares, and no other rights as a shareholder until after the exercise of the Options and the issuance of the underlying Shares.

ARTICLE VII

Restricted Stock

7.1           Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock under the Plan to such Key Employees, Non-Employee Directors, Consultants or Advisors and in such amounts, as it shall determine. Participants receiving Restricted Stock Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services. If determined by the Committee, custody of Shares of Restricted Stock may be retained by the Company until the termination of the Period of Restriction pertaining thereto.

7.2           Restricted Stock Agreement. Each Restricted Stock Award shall be evidenced by an Agreement that shall specify the Period of Restriction, the number of Restricted Stock Shares granted, and, if applicable, any Performance Period and Performance Goal(s), and such other provisions as the Committee shall determine.

7.3           Transferability. Except as provided in this Article VII and subject to the limitation in the next sentence, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

7.4           Other Restrictions. The Committee shall impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions or otherwise denote the Restricted Stock as restricted, if issued in book-entry or electronic form.

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7.5           Certificate Legend. In addition to any other legends placed on certificates, or to which Shares of Restricted Stock issued in book-entry or electronic form are made subject, pursuant to Section 7.4, any Award of Restricted Stock issued in book-entry or electronic form shall be subject to the following legend, and any certificates representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Glen Burnie Bancorp 2019 Equity Incentive Plan, in the rules and administrative procedures adopted pursuant to such Plan, and in any outstanding award agreement. A copy of the Plan, such rules and procedures, and such outstanding award agreement may be obtained from the Corporate Secretary of Glen Burnie Bancorp.

7.6           Removal of Restrictions. Except as otherwise provided in this Article VII, the Agreement, or applicable law or regulation, Shares of Restricted Stock covered by each Restricted Stock Award made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction, and, where applicable, after a determination of the satisfaction or achievement of any applicable Performance Goal(s). Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 7.5 removed from his Stock certificate or similar notation removed from such Shares if issued in book-entry or electronic form.

7.7           Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

7.8           Dividends and Other Distributions. During the Period of Restriction, all dividends and other distributions paid with respect to Shares of Restricted Stock (whether in cash, property or Shares) shall be registered in the name of the recipient of the Restricted Stock Award and held by the Company until payable or forfeited pursuant to the terms of the Award. Such dividends and other distributions shall be subject to the same restrictions on transferability and vesting as the Shares of Restricted Stock with respect to which they were paid and shall, to the extent vested, be paid when and to the extent the underlying Shares of Restricted Stock are vested and freed of restrictions (subject to any delay in payment required by Code Section 409A, if applicable). The Committee is expressly authorized to provide for dividend accumulation that results in deferred compensation covered by Code Section 409A, as well as dividend accumulation that does not result in deferred compensation covered by Code Section 409A.

ARTICLE VIII

Restricted Stock Units

8.1           Grant of Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock Units under the Plan (with one Unit representing one Share) to such Key Employees, Non-Employee Directors, Consultants or Advisors and in such amounts as it shall determine. Participants receiving Restricted Stock Unit Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services. The Committee is expressly authorized to grant Restricted Stock Units that are deferred compensation covered by Code Section 409A, as well as Restricted Stock Units that are not deferred compensation covered by Code Section 409A.

8.2           Restricted Stock Unit Agreement. Each Restricted Stock Unit Award shall be evidenced by an Agreement that shall specify the Period of Restriction, the number of Restricted Stock Units granted, and if applicable, any Performance Period and Performance Goal(s), and such other provisions as the Committee shall determine.

A participant holding Restricted Stock Units shall have no right to deemed dividends or other distributions with respect to such Restricted Stock Units unless the Committee provides otherwise in the Agreement. The Committee may provide in the Agreement for deemed dividends or distributions with respect to Restricted Stock Units, provided that any such deemed dividends or distributions shall be subject to the same restrictions, vesting and payment as the Restricted Stock Units to which they are attributable and provided further that any such deemed dividends or distributions may be accumulated but not paid unless and until the Period of Restriction applicable to the Restricted Stock Units has ended and any applicable Performance Goals have been met (subject to any delay in payment required by Code Section 409A, if applicable). A Participant holding Restricted Stock Units shall have no right to vote the Shares represented by such Restricted Stock Units unless and until the Participant actually receives such Shares.

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8.3           Payment after Lapse of Restrictions. Subject to the provisions of the Agreement, upon the lapse of restrictions with respect to a Restricted Stock Unit, the Participant is entitled to receive, without any payment to the Company (other than required tax withholding), an amount (the “RSU Value”) equal to the product of multiplying (a) the number of Shares equal to the number of Restricted Stock Units with respect to which the restrictions lapse by (b) the Fair Market Value per Share on the date the restrictions lapse.

The Agreement may provide for payment of the RSU Value at the time of the lapse of restrictions or, on an elective or non-elective basis, for payment of the RSU Value at a later date, adjusted (if so provided in the Agreement) from the date of the lapse of restrictions based on an interest, dividend equivalent, earnings, or other basis (including deemed investment of the RSU Value in Shares) set out in the Agreement (the “adjusted RSU Value”).

Payment of the RSU Value or adjusted RSU Value to the Participant shall be made in Shares, in cash or a combination thereof as determined by the Committee, either at the time of the Award or thereafter, and as provided in the Agreement. To the extent payment of the RSU Value or adjusted RSU Value to the Participant is made in Shares, such Shares shall be valued at the Fair Market Value on the date the restrictions therefor lapse in the case of an immediate payment or at the Fair Market Value on the date of settlement in the event of an elective or non-elective delayed payment. The Committee may specify in a Restricted Stock Unit Agreement that the Shares, which are delivered upon payment of the RSU Value or adjusted RSU Value may be Restricted Stock pursuant to Article VII and subject to such further restrictions and vesting as provided in the Restricted Stock Unit Agreement.

8.4           Nontransferability of Restricted Stock Units. No Restricted Stock Unit granted under the Plan, and no right to receive payment in connection therewith, may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than upon the death of the Participant in accordance with Section 17.11. Further, all Restricted Stock Units, and rights in connection therewith, granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

ARTICLE IX

Stock Appreciation Rights

9.1           Grant of Stock Appreciation Rights. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Stock Appreciation Rights under the Plan to such Key Employees, Non-Employee Directors, Consultants or Advisors and in such amounts as it shall determine.

9.2           SAR Agreement. Each SAR grant shall be evidenced by an Agreement that shall specify its terms and conditions, which terms and conditions shall be determined by the Committee, subject to the limitations set forth in this Section 9.2. The per Share exercise price of a SAR (the “SAR Exercise Price”) shall not be less than 100% of the Fair Market Value of a Share on the Award Date. If the exercisability of a SAR is subject solely to time-based conditions, the length of such period of time shall not be less than one year, subject to applicable provisions regarding accelerated vesting.

9.3           Exercisability of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon such SARs, subject to the limitations set forth in Section 9.2.

9.4           Other Conditions Applicable to SARs. In no event shall the term of any SAR granted under the Plan exceed ten (10) years from the Award Date. A SAR may be exercised only when the Fair Market Value of a Share exceeds the SAR Exercise Price. A SAR shall be exercised by delivery to the Committee (or its delegee) of a written notice of exercise in the form (which may be electronic) prescribed by the Committee (or its delegee).

9.5           Payment after Exercise of SARs. Subject to the provisions of the Agreement, upon the exercise of a SAR, the Participant is entitled to receive, without any payment to the Company therefor (except for required tax withholding), an amount (the “SAR Value”) equal to the product of multiplying (i) the number of Shares with respect to which the SAR is exercised by (ii) an amount equal to the excess of (A) the Fair Market Value per Share on the date of exercise of the SAR over (B) the SAR Exercise Price.

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Payment of the SAR Value to the Participant shall be made at the time of exercise in Shares, in cash or in a combination thereof as determined by the Committee. To the extent payment of the SAR Value to the Participant is made in Shares, such Shares shall be valued at the Fair Market Value on the date of exercise. The Committee may specify in a SAR Agreement that the Shares which are delivered upon payment of the SAR Value may be Restricted Stock pursuant to Article VII and subject to such further restrictions and vesting as provided in the SAR Agreement.

9.6           Nontransferability of SARs. No SAR granted under the Plan, and no right to receive payment in connection therewith, may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than upon the death of the Participant in accordance with Section 17.11. Further, all SARs, and rights in connection therewith, granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

ARTICLE X

Performance Units

10.1         Grant of Performance Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Units under the Plan to such Key Employees, Non-Employee Directors, Consultants or Advisors and in such amounts as it shall determine. Participants receiving such Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services. The Committee is expressly authorized to grant Performance Units that are deferred compensation covered by Code Section 409A, as well as Performance Units that are not deferred compensation covered by Code Section 409A.

10.2         Performance Unit Agreement. Each Performance Unit is intended to be a Performance-Based Compensation Award, and the terms and conditions of each such Award, including the Performance Goal(s) and Performance Period, shall be set forth in an Agreement or in a subplan of the Plan that is incorporated by reference into an Agreement. The Committee shall set the Performance Goal(s) in its discretion for each Participant who is granted a Performance Unit.

A Participant holding Performance Units shall have no right to dividend equivalents with respect to such Performance Units unless the Committee provides otherwise in the Agreement. The Committee may provide in the Agreement for dividend equivalents with respect to Performance Units, provided that any such dividend equivalents shall be subject to the same restrictions, vesting and payment as the Performance Units to which they are attributable and provided further that any such dividend equivalents may be accumulated but not paid unless and until the applicable Performance Goals have been met (subject to any delay in payment required by Code Section 409A, if applicable). A Participant holding Performance Units shall have no right to vote the Shares represented by such Performance Units unless and until the Participant actually receives such Shares.

10.3         Settlement of Performance Units. After a Performance Period has ended, the holder of a Performance Unit shall be entitled to receive the value thereof based on the degree to which the Performance Goal(s) and other conditions established by the Committee and set forth in the Agreement (or in a subplan of the Plan that is incorporated by reference into an Agreement) have been satisfied. Payment of the amount to which a Participant shall be entitled upon the settlement of a Performance Unit shall be made in cash, Stock or a combination thereof as determined by the Committee.

10.4         Nontransferability of Performance Units. No Performance Unit granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than upon the death of the Participant in accordance with Section 17.11. All rights with respect to Performance Units granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

ARTICLE XI

Performance Cash Awards

A Performance Cash Award may be granted upon the attainment during a Performance Period of one or more Performance Goals. Subject to the terms and conditions of the Plan, Performance Cash Awards may be granted to such Key Employees, Non-Employee Directors, Consultants or Advisors at any time and from time to time as shall be determined by the Committee. The terms and conditions of any Performance Cash Award, including the Performance Goal(s) and Performance Period, shall be determined by the Committee in its discretion and shall be set forth in an Agreement or in a subplan of the Plan that is incorporated by reference into an Agreement. The Committee is expressly authorized to grant Performance Cash Awards that are deferred compensation covered by Code Section 409A, as well as Performance Cash Awards that are not deferred compensation covered by Code Section 409A.

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ARTICLE XII

Termination of Employment or Service

12.1         Termination Due to Retirement. Unless otherwise provided in the Agreement, in the event that a Participant terminates his employment or service with the Company or one of its Subsidiaries due to retirement (as defined in such applicable rules or policy of the Company in effect at the time), then, provided no Cause exists to terminate such Participant’s employment or service, (a) all Options or Stock Appreciation Rights held by the Participant that are not already vested or exercisable shall be automatically vested and exercisable, (b) any remaining Period of Restriction applicable to the unvested portion of each Award of Restricted Stock or Restricted Stock Units held by the Participant that is solely based on a period of time shall automatically lapse, and (c) the unvested portion of each Award held by the Participant that is subject to achievement or satisfaction of any Performance Goal(s) during any Performance Period shall be automatically forfeited to the Company.

12.2         Termination Due to Death or Disability. Unless otherwise provided in the Agreement, in the event a Participant’s employment or service is terminated because of death or Disability, (a) all Options or Stock Appreciation Rights held by the Participant that are not already vested or exercisable shall be automatically vested and exercisable, (b) any remaining Period of Restriction applicable to the unvested portion of each Award of Restricted Stock or Restricted Stock Units held by the Participant that is solely based on a period of time shall automatically lapse, and (c) the unvested portion of each Award held by the Participant that is subject to achievement or satisfaction of any Performance Goal(s) during any Performance Period shall be automatically forfeited to the Company.

12.3        Involuntary Termination or Termination for Good Reason. Unless otherwise provided in the Agreement, upon an involuntary separation from employment or service of a Participant (excluding a termination for Cause but including a voluntary resignation for Good Reason) not occurring in connection with a Change of Control, the Committee may, in its sole discretion, waive the automatic forfeiture of any or all of the unvested portion of each Award held by the Participant and provide for such vesting as its deems appropriate.

12.4         Termination for Cause. Unless otherwise provided in the Agreement, in the event a Participant’s employment or service is terminated for Cause, the unvested portion and the vested portion not yet paid or exercised of each Award held by the Participant shall be automatically forfeited to the Company and no further exercise of an Option or a SAR shall be allowed.

12.5         Termination for Other Reasons. Unless otherwise provided in the Agreement, upon a voluntary or involuntary separation from employment or service of a Participant where none of Sections 12.1, 12.2, 12.3, or 12.4 applies, the unvested portion of each Award held by the Participant shall be automatically forfeited to the Company, the vested portion not yet exercised of each Option or SAR held by the Participant shall be automatically forfeited to the Company and no further exercise of an Option or a SAR shall be allowed.

Article XIII

Change in Capital Structure

13.1         Effect of Change in Capital Structure. In the event of a stock dividend, stock split or combination of shares, spin-off, recapitalization or merger in which the Company is the surviving corporation, or other change in the Company’s capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), the number and kind of Shares or securities of the Company to be issued under the Plan (under outstanding Awards and Awards to be granted in the future), the Option Price of Options and/or SAR Exercise Price of SARs, the annual limits on and the aggregate number and kind of Shares for which Awards thereafter may be made, and other relevant provisions shall be proportionately, equitably and appropriately adjusted by the Committee, whose determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any Award, the Committee may adjust appropriately the number of shares covered by the Award so as to eliminate the fractional shares. Where an Award being adjusted is an ISO or is subject to or falls under an exemption from Code Section 409A, the adjustment shall also be effected so as to comply with Code Section 424(a) and not to constitute a modification within the meaning of Code Section 424(h) or Code Section 409A, as applicable.

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13.2         Authority. Notwithstanding any provision of the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee’s determination shall be conclusive and binding on all persons for all purposes.

13.3         Manner of Adjustment. Adjustments made by the Committee pursuant to this Article XIII to outstanding Awards shall be made as appropriate to maintain favorable tax and/or accounting treatment.

ARTICLE XIV

Change of Control

14.1         Effect of Change of Control. In the event of a Change of Control of the Company, the Committee, as constituted before such Change of Control, in its sole discretion and without the consent of the Participant, may, as to any outstanding Award, either at the time the Award is made or any time thereafter, take any one or more of the following actions: (i) provide for the purchase, settlement or cancellation of any such Award by the Company, for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such Participant’s rights had such Award been currently exercisable or payable; (ii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change of Control and to retain the economic value of the Award; or (iii) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such Change of Control. Where an Award is subject to or falls under an exemption from Code Section 409A, this Article XIV will be applied in a manner so as to comply with Code Section 409A or to maintain the exemption from Code Section 409A, as applicable.

14.2         Acceleration Principles in the Event of a Change of Control. The Committee may provide in each applicable Award Agreement or any subplan governing an Award for acceleration of the vesting, delivery and exercisability of, and the lapse of vesting restrictions with respect to, an Award, and for the replacement of a stock-settled Award with a cash-settled Award, in connection with a Change of Control.

(a)         Awards Subject to Time-Based Vesting. In the event of a Change of Control, any Award for which exercise or vesting is subject solely to time-based conditions shall become fully vested without regard to any other terms of the Award but only if either (1) the successor company does not assume, convert, continue, or otherwise replace the Award on proportionate and equitable terms or (2) the successor company does assume, convert, continue, or otherwise replace the Award on proportionate and equitable terms and the Participant is terminated without cause on or within twenty-four (24) months following the Change of Control.

(b)         Awards Subject to Performance-Based Vesting. In the event of a Change of Control prior to the end of any Performance Period, the unvested portion of any Award held by a Participant that is subject to achievement or satisfaction of any Performance Goal(s) during such Performance Period shall be forfeited to the Company.

ARTICLE XV

Amendment, Modification, and Substitution of Awards

15.1         Amendment, Modification and Substitution. Subject to the terms and provisions and within the limitations of the Plan, the Committee may amend or modify the terms of any outstanding Award or accelerate the vesting thereof. In addition, the Committee may cancel or accept the surrender of outstanding Awards (to the extent not yet exercised) granted under the Plan or outstanding awards granted under any other equity plan of the Company and authorize the granting of new Awards pursuant to the Plan in substitution therefor so long as the new or substituted awards do not specify a lower exercise price than the cancelled or surrendered Awards or awards, and otherwise the new Awards may be of a different type than the cancelled or surrendered Awards or awards, may specify a longer term than the cancelled or surrendered Awards or awards, may provide for more rapid vesting and exercisability than the cancelled or surrendered Awards or awards, and may contain any other provisions that are authorized by the Plan. The Committee shall continue to have the authority to amend or modify the terms of any outstanding Award after March 13, 2029, provided that no amendment or modification will extend the original term of the Award beyond that set forth in the applicable Award Agreement. Notwithstanding the foregoing, however, but subject to Article XIV, no amendment or modification of an Award, shall, without the consent of the Participant, adversely affect the rights or obligations of the Participant. Notwithstanding any provision of the Plan to the contrary, the Committee shall not amend, modify, or substitute an Award in a manner that violates Code Section 409A, or causes an Award that previously qualified for an exemption from Section 409A to become subject to Code Section 409A, and the Committee shall not amend, modify, or substitute an Award that satisfies the requirements of Rule 16b-3 in a manner that causes any exemption pursuant to Rule 16b-3 to become no longer available.

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15.2         Option and SAR Repricing. Notwithstanding any provision of the Plan to the contrary, neither the Committee nor the Board shall have the right or authority, without obtaining shareholder approval, to amend or modify the Option Price of any outstanding Option or the SAR Exercise Price of any outstanding SAR, or to cancel an outstanding Option or SAR, at a time when the Option Price or SAR Exercise Price, as applicable, is greater than the Fair Market Value of a Share in exchange for cash, another Award, or other securities, except in connection with a corporate transaction involving the Company in accordance with Article XIII or Article XIV.

ARTICLE XVI

Termination, Amendment and Modification of the Plan

16.1         Termination, Amendment and Modification. At any time and from time to time, the Board may terminate, amend, or modify the Plan. Such amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules or regulations.

16.2         Awards Previously Granted. No termination, amendment or modification of the Plan other than pursuant to Article XIII or Article XIV shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

ARTICLE XVII

General

17.1         Applicable Withholding Taxes. Each Participant shall agree, as a condition of receiving an Award, to pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, all applicable federal, state and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of the Plan. Until the applicable withholding taxes have been paid or arrangements satisfactory to the Company have been made, no stock certificates (or, in the case of Restricted Stock, no stock certificates free of a restrictive legend) shall be issued to the Participant and no issuance in book-entry or electronic form (or, in the case of Restricted Stock, no issuance in book-entry or electronic form free of a restrictive legend or notation) shall be made for the Participant. As an alternative to making a cash payment to the Company to satisfy applicable withholding tax obligations, Participants may elect or the Committee may require Participants to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares of Stock having a Fair Market Value equal to the amount required to be withheld, or by delivering to the Company Shares of Stock having a Fair Market Value equal to the amount required to be withheld. The value of any Shares so withheld or delivered shall be based on the Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined. All elections by Participants shall be irrevocable and be made in writing and in such manner as determined by the Committee (or its delegee) in advance of the day that the transaction becomes taxable.

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17.2         Requirements of Law. The granting of Awards and the issuance of Shares of Stock under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or self-regulatory organizations as may be required.

17.3         Effect of Plan. The establishment of the Plan shall not confer upon any Key Employee, Non-Employee Director, Consultant or Advisor any legal or equitable right against the Company, a Subsidiary or the Committee, except as expressly provided in the Plan. The Plan does not constitute an inducement or consideration for the employment or service of any Key Employee, Non-Employee Director, Consultant or Advisor, nor is it a contract between the Company or any of its Subsidiaries and any Key Employee, Non-Employee Director, Consultant or Advisor. Participation in the Plan shall not give any Key Employee, Non-Employee Director, Consultant or Advisor any right to be engaged or retained in the service of the Company or any of its Subsidiaries. No Key Employee, Non-Employee Director, Consultant or Advisor shall have rights as a shareholder of the Company prior to the date Shares are issued to him pursuant to the Plan.

17.4         Creditors. The interests of any Participant under the Plan or any Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered.

17.5         Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

17.6         Securities Law Restrictions. The Committee may require each Participant purchasing or acquiring Shares pursuant to an Option or other Award to represent to and agree with the Company in writing that such Participant is acquiring the Shares for investment and not with a view to the distribution thereof. All Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the SEC, any national securities exchange or system on which the Stock is then listed or reported, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions or otherwise denote the Shares as being subject to such restrictions, if issued in book-entry or electronic form. No Shares shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

17.7         Governing Law. The Plan, and all Agreements hereunder, shall be construed and administered in accordance with and governed by the laws of the State of Maryland and the intention of the Company is that ISOs granted under the Plan qualify as such under Code Section 422. The Plan and Awards are subject to all present and future applicable provisions of the Code. If any provision of the Plan or an Award conflicts with any such Code provision, the Committee shall cause the Plan to be amended, and shall modify the Award, so as to comply, or if for any reason amendments cannot be made, that provision of the Plan or the Award shall be void and of no effect.

17.8         Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

17.9         Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

17.10         Share Certificates and Book Entry. To the extent that the Plan provides for issuance of stock certificates to represent shares of Stock, the issuance may be effected on a non-certificated basis to the extent permitted by applicable law and the applicable rules of any national securities exchange or system on which the Stock is then listed or reported. Notwithstanding any provision of the Plan to the contrary, in its discretion the Committee may satisfy any obligation to deliver Shares represented by stock certificates by delivering Shares in book-entry or electronic form. If the Company issues any Shares in book-entry or electronic form that are subject to terms, conditions and restrictions on transfer, a notation shall be made in the records of the transfer agent with respect to any such Shares describing all applicable terms, conditions and restrictions on transfer. In the case of Restricted Stock granted under the Plan, such notation shall be substantially in the form of the legend contained in Section 7.5.

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17.11         Beneficiary Designations. A Participant may designate a Beneficiary to receive any Options or SARs that may be exercised after his death or to receive any other Award that may be paid after his death, as provided for in the Agreement. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee (or its delegee). In the event that the designated Beneficiary dies prior to the Participant, or in the event that no Beneficiary has been designated, any Awards that may be exercised or paid following the Participant’s death shall be transferred or paid in accordance with the Participant’s will or the laws of descent and distribution. If the Participant and his Beneficiary shall die in circumstances that cause the Committee (or its delegee), in its discretion, to be uncertain which shall have been the first to die, the Participant shall be deemed to have survived the Beneficiary.

17.12         Electronic Transmissions and Records. Subject to limitations under applicable law, the Committee (and its delegee) is authorized in its discretion to issue Awards and/or to deliver and accept notices, elections, consents, designations and/or other forms or communications to or from Participants by electronic or similar means, including, without limitation, transmissions through e-mail or specialized software, recorded messages on electronic telephone systems, and other permissible methods, on such basis and for such purposes as it determines from time to time, and all such communications will be deemed to be “written” for purposes of the Plan.

17.13         Clawback. All Awards granted under the Plan (whether vested or unvested) shall be subject to such recovery or clawback as may be required pursuant to any applicable federal or other law or regulation, any applicable listing standard of any national securities exchange or system on which the Stock is then listed or reported or the terms of the Company’s recoupment, clawback or similar policy as such may be in effect from time to time, which could in certain circumstances require repayment or forfeiture of Awards or any Shares or other cash or property received with respect to the Awards (including any value received from a disposition of the Shares acquired upon payment of the Awards). In addition, and to the extent permitted by law, the Committee may provide in the Agreement for a Participant to repay to the Company the cash value of any Shares acquired in connection with the payment, vesting or exercise of an Award under the Plan if such payment, vesting or exercise occurred within 6 months prior to the termination of the Participant’s employment for any reason other than death, Disability or retirement (as defined in such applicable rules or policy of the Company in effect at the time).

17.14         Banking Regulatory Provision. All Awards shall be subject to any condition, limitation or prohibition under any financial institution regulatory policy or rule to which the Company or any subsidiary thereof is subject.

ARTICLE XVIII

Omnibus Code Section 409A Provision

18.1         Intent of Awards. It is intended that Awards that are granted under the Plan shall be exempt from treatment as “deferred compensation” subject to Code Section 409A unless otherwise specified by the Committee. Towards that end, all Awards under the Plan are intended to contain such terms as will qualify the Awards for an exemption from Code Section 409A unless otherwise specified by the Committee. The terms of the Plan and all Awards granted hereunder shall be construed consistent with the foregoing intent. Notwithstanding any provision of the Plan to the contrary, the Committee may amend any outstanding Award without the Participant’s consent if, as determined by the Committee, in its sole discretion, such amendment is required either to (a) confirm exemption under Code Section 409A, (b) comply with Code Section 409A or (c) prevent the Participant from being subject to any tax or penalty under Code Section 409A. Notwithstanding the foregoing, however, neither the Company nor any of its Affiliates nor the Committee shall be liable to the Participant or any other person or entity if an Award that is subject to Code Section 409A or the Participant or any other person or entity is otherwise subject to any additional tax, interest or penalty under Code Section 409A. Each Participant is solely responsible for the payment of any tax liability (including any taxes, penalties and interest that may arise under Code Section 409A) that may result from an Award.

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18.2         409A Awards. The Committee may grant an Award under the Plan that is subject to Code Section 409A and is intended to comply with Code Section 409A (a “409A Award”). The terms of such 409A Award, including any authority by the Company and the rights of the Participant with respect to such 409A Award, will be subject to such rules and limitations and shall be interpreted in a manner as to comply with Code Section 409A.

18.3         Time of Payment. The time and form of payment of a 409A Award, including application of a six-month delay for specified employees in certain circumstances, shall be as set forth in the applicable Agreement. A 409A Award may only be paid in connection with a separation from service, a fixed time, death, Disability, a Change of Control or an unforeseeable emergency within the meaning of Code Section 409A. The time of distribution of the 409A Award must be fixed by reference to the specified payment event. Notwithstanding the foregoing, if the time of distribution of the 409A Award is not set forth in the applicable Agreement, then the time of distribution of the 409A Award shall be within two and one-half (2½) months of the end of the later of the calendar year or the fiscal year of the Company or Affiliate that employs the Participant in which the 409A Award becomes vested and no longer subject to a substantial risk of forfeiture within the meaning of Code Section 409A. For purposes of Code Section 409A, each installment payment will be treated as the entitlement to a single payment.

18.4         Acceleration or Deferral. The Company shall have no authority to accelerate or delay or change the form of any distributions relating to 409A Awards except as permitted under Code Section 409A.

18.5         Distribution Requirements. Any distribution of a 409A Award triggered by a Participant’s termination of employment shall be made only at the time that the Participant has had a separation from service within the meaning of Code Section 409A. A separation from service shall occur where it is reasonably anticipated that no further services will be performed after that date or that the level of bona fide services the Participant will perform after that date (whether as an employee or independent contractor of the Company or an Affiliate) will permanently decrease to less than twenty percent (20%) of the average level of bona fide services performed over the immediately preceding thirty-six (36) month period. Continued services solely as a director of the Company or an Affiliate shall not prevent a separation from service from occurring by an employee as permitted by Code Section 409A.

18.6         Scope and Application of this Provision. For purposes of this Article XVIII, references to a term or event (including any authority or right of the Company or a Participant) being “permitted” under Code Section 409A means that the term or event will not cause the Participant to be deemed to be in constructive receipt of compensation relating to the 409A Award prior to the distribution of cash, Shares or other property or to be liable for payment of interest or a tax penalty under Code Section 409A.

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VOTE 000004 ENDORSEMENT_LINE ______________ SACKPACK _____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Your vote matters – here’s how to vote! You may vote online instead of mailing this card. Votes submitted electronically must be received by 11:59 p.m., EST, on May 6, 2019. Online Go to www.investorvote.com/GLBZ or scan the QR code – login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/GLBZ Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card 1234 5678 9012 345 IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals – The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4. 1. To elect as directors all nominees listed below: 01 - Thomas Clocker 02 - Joan Rumenap 03 - Julie Mussog Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below. 2. To authorize the Board of Directors to accept the auditors selected by the Audit Committee for the 2019 fiscal year. For Against Abstain 3. To adopt the 2019 stock incentive plan. For Against Abstain 4. A non-binding resolution to approve the compensation of named executive officers. 5. A non-binding advisory vote on the frequency of stockholder vote on executive compensation. 1 Year 2 Years 3 Years Abstain The Board of Directors recommends a vote for every “THREE YEARS” as the preferred frequency for the advisory vote on the approval of executive compensation. B Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below Please sign exactly as your name appears on the envelope in which this proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign. Date (mm/dd/yyyy) – Please print date below. Signature 1 – Please keep signature within the box. Signature 2 – Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 1 U P X 4 1 6 4 0 8 0315KB

IMPORTANT ANNUAL MEETING INFORMATION IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 9, 2019 THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT: www.edocumentview.com/GLBZ Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/GLBZ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. REVOCABLE PROXY – GLEN BURNIE BANCORP 2019 ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby constitutes and appoints John E. Demyan and John D. Long, or a majority of them, with full powers of substitution, as attorneys-in- fact and agents for the undersigned, to vote all shares of Common Stock of Glen Burnie Bancorp which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at The Bank of Glen Burnie, 101 Crain Highway, SE, Glen Burnie, Maryland on Thursday, May 9, 2019 at 2:00 p.m., Eastern Time (the “Annual Meeting”), and at any and all adjournments thereof, as indicated below and as determined by a majority of the named proxies with respect to any other matters presented at the Annual Meeting. The Board of Directors recommends a vote “FOR” the election of the nominees listed. The Board of Directors recommends a vote “FOR” the authorization to select the auditors. The Board of Directors recommends a vote “FOR” the adoption of the 2019 Stock Incentive Plan. The Board of Directors recommends a vote “FOR” the approval of the compensation of named executive officers. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE NOMINEES AND FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE NAMED PROXIES. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING. Should the above signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The above signed hereby revokes any and all proxies heretofore given with respect to the shares of Common Stock held of record by the above signed. The above signed acknowledges receipt from the Company prior to the execution of this proxy of notice and a proxy statement and a 2018 Annual Report to stockholders for the annual meeting. IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY C Non-Voting Items Change of Address – Please print new address below. Comments – Please print your comments below.